              --------------------------------------------------
                                 SMITH BARNEY
                                 INTERMEDIATE
                              MATURITY CALIFORNIA
                                MUNICIPALS FUND
              --------------------------------------------------

                      ANNUAL REPORT  |  NOVEMBER 30, 2002



                               [LOGO]Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]

R. JAY GERKEN
Chairman, President and Chief Executive Officer

Dear Shareholder,
Please allow me to introduce myself as the new Chairman of the Board, President and Chief Executive Officer of the Smith Barney Investment Trust ("Trust"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Board of Trustees, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Smith Barney Intermediate Maturity California Municipals Fund's ("Fund") manager by providing you with these shareholder letters semi-annually.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed herein is the annual report for the Fund for the year ended November 30, 2002. In this report, the Fund's manager summarizes what he believes to be the period's prevailing economic and market conditions and outlines the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken
Chairman, President and
Chief Executive Officer


  1 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

[PHOTO] Joseph P. Deane
JOSEPH P. DEANE
Vice President and Investment Officer

Performance Review
For the year ended November 30, 2002, the Fund's Class A shares, without sales charges, returned 4.70%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")/1/ returned 6.32% and the Lipper California Intermediate Municipal Debt Funds Average, an average composed of the Fund's peer group of mutual funds,/2/ returned 4.94%. During the year ended November 30, 2002, the Fund paid out income dividends of $0.34 per Class A share.

Investment Strategy
The Fund seeks to provide California investors with as high a level of current income exempt from regular federal income taxes and California personal income taxes/3/ as is consistent with the preservation of principal. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its assets in investment-grade/4/ California municipal securities, or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and California personal income taxes.

Portfolio Manager Market Overview
The slow pace of economic recovery, weakness in the stock markets and diminished tax revenue growth presented challenges to many municipalities during the reporting period. Despite these obstacles, macro-economic fundamentals such as low inflation and low interest rates proved favorable for fixed-income securities markets, prompting many risk-adverse investors concerned about stock market volatility to shift their money from equities into high-grade debt issues.

As the reporting period commenced toward the conclusion of 2001, the Federal Open Market Committee ("FOMC")/5/ continued to reduce its target for the

--------
1The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
2Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the 12-month period ended November 30, 2002 calculated among 32 funds in the Lipper California Intermediate Municipal Debt Funds category with reinvestment of dividends and capital gains excluding sales charges.
3Please note a portion of the Fund's income may be subject to the Alternative
 Minimum Tax ("AMT"). State and local income taxes may apply and capital gains, if any, are fully taxable. Please consult your personal tax adviser.
4Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors
 Service and AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by a nationally recognized statistical rating organization or are determined by the manager to be of equivalent quality.
5The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.


  2 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders
short-term federal funds rate ("fed funds rate")/6/ in an effort to fuel the U.S. economy. The FOMC subsequently changed its position on monetary policy by keeping its target for the rate unchanged throughout 2002 until November 6th, at which point it further reduced its target for the fed funds rate by half a percentage point to 1.25%, a 40-year low.

In contrast to many equity indices, most U.S. Treasury securities and municipal bonds proved resilient on a total return basis for the period. Prices of municipal bonds (which move inversely to yields) in general have not rallied as considerably as U.S. Treasuries have over the past year. As a result, amid a period of historically high municipal security issuance levels in 2002, municipal bonds rated AAA scheduled to mature in approximately 10 years have recently offered attractive yields in our view that are more competitive to those on U.S. Treasuries of comparable maturities than they were during prior periods in historical terms. Unlike U.S. Treasuries, interest on municipal securities is not taxable at the federal level. We believe this added potential tax savings can make municipal bond investing an even more compelling alternative to Treasuries at this juncture. A portion of the Fund's income from municipal bonds may be subject to certain taxes and any capital gains are taxable./3/

Portfolio Manager California Highlights/7/
California's tax collections have been extremely weak, crimping the State's cash flow and contributing to the passage of its 2003 budget almost three months late. The State's fiscal 2003 budget closed an almost $24 billion budget gap through large amounts of borrowing, optimistic federal aid assumptions and unspecified budget cuts the legislature left up to later action by the Governor. The State is facing a possible ongoing structural deficit in future fiscal years. Various uncertainties about the sale of tobacco securitization bonds and power revenue bonds have also strained cash flow, although in the view of Standard & Poor's, the State's economy remains relatively healthy, and the state retains the ability to solve its substantial budget problems.

As portfolio managers, we will be keeping a close eye on the State government to observe if it comes up with a credible plan to close its budget gap. In a scenario where sufficient progress is made, that would likely place less pressure on the State's credit rating. However, the amount of budget cuts remain questionable in our view and it remains to be seen what the outcome will be at this point.

--------
6The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
7Source: Standard & Poor's Ratings Service (October 7, 2002). Standard & Poor's
 Ratings Service is a nationally recognized credit rating agency.


  3 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

Portfolio Manager Fund Overview
In our view, many municipal securities offer favorable values versus many taxable fixed-income alternatives, although we believe that prices of most municipal bonds -- particularly those in the investment-grade category -- have approached a peak. We have recently maintained an average maturity of approximately nine years in the Fund. Early in the reporting period and in the prior fiscal year, we targeted municipal issues with somewhat longer maturities within the intermediate sector. But based upon the recent yield environment, we feel that bonds scheduled to mature in approximately 10 years offer a favorable level of coupon interest income, yet potential for less volatility than bonds with somewhat longer-term maturities scheduled to "come due" at later dates. During the period, we invested in bond futures to help reduce the Fund's overall volatility and raised the level of cash-equivalent instruments in the Fund. As of the period's close, a significant portion of the Fund was invested in high-quality issues from a credit perspective.

Portfolio Manager Market and Fund Outlook
In our view, it is likely that the FOMC will keep short-term interest rates low enough and for long enough to help promote a decent economic recovery. Nevertheless, going into the next year, we think monetary stimulus actions (i.e., interest rate cuts and injections of reserves into the monetary system) alone will not be sufficient to promote economic recovery. Rather, we believe that fiscal measures are now also required to stimulate business activity. We anticipate that a fiscal stimulus package will be implemented, which may include tax cuts, spending increases or other measures. In our opinion, such pro-growth policies (if implemented) should provide a boost to the U.S. economy, not necessarily over coming months, but over the next two years or so.

We believe that if the economy were to gradually improve, as we anticipate, the FOMC may eventually raise short-term rates to help offset potential inflationary concerns. Given that prices of bonds such as municipals typically move inversely to rates, we anticipate that bond prices in general may come under pressure. However, considering that many investors shifted equity holdings into U.S. Treasuries over recent periods (which contributed to the periodic rises in prices of U.S. Treasuries), we believe many municipal bonds are priced less expen-sively than U.S. Treasuries. Therefore, we think that municipals may be more resilient than U.S. Treasuries if the economy shows signs of strength and if rates were to rise in the future.

When choosing investment candidates for the Fund, we have taken a conservative approach to selecting municipal bond issues in the State of California. For example, we have taken a reasonably defensive posture, particularly over


  4 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders
recent months, by avoiding investment during the period in uninsured general obligation bonds of California. (As of the period's close, the Fund maintained little exposure to uninsured general obligation issues of the State.) Our goal is to monitor how the State of California addresses its fiscal situation. From an investment perspective, we maintain a constructive approach toward evaluating and selecting California municipal bonds for the Fund and will continue to do so going forward.

The risk is present that short-term rates may rise in the future and exhibit pressure on municipal bond prices, and California has been faced with its series of fiscal challenges. However, we have stringently selected those issues from California municipalities that in our view offer favorable long-term prospects on a risk/reward basis. Furthermore, considering the favorable yields that municipals have offered relative to many taxable fixed-income investment alternatives, coupled with the tax-treatment advantages of municipal securities, we believe that individual investors can seek potential values through a professionally managed portfolio of municipal securities over the long-term.

Thank you for investing in the Smith Barney Intermediate Maturity California Municipals Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ J. P. Deane
Joseph P. Deane
Vice President and
Investment Officer

December 9, 2002

The information provided in this commentary by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 11 through 15 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of November 30, 2002 and are subject to change.


  5 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



                   Net Asset Value
                  -----------------
                  Beginning   End    Income   Capital Gain     Total
       Year Ended  of Year  of Year Dividends Distributions Returns/(1)+/
       ------------------------------------------------------------------
        11/30/02    $8.82    $8.89    $0.34       $0.00         4.70%
       ------------------------------------------------------------------
        11/30/01     8.58     8.82     0.38        0.00         7.32
       ------------------------------------------------------------------
        11/30/00     8.42     8.58     0.38        0.00         6.64
       ------------------------------------------------------------------
        11/30/99     8.85     8.42     0.37        0.00        (0.70)
       ------------------------------------------------------------------
        11/30/98     8.66     8.85     0.39        0.00         6.78
       ------------------------------------------------------------------
        11/30/97     8.55     8.66     0.40        0.00         6.13
       ------------------------------------------------------------------
        11/30/96     8.53     8.55     0.40        0.00         5.05
       ------------------------------------------------------------------
        11/30/95     7.80     8.53     0.40        0.00        14.84
       ------------------------------------------------------------------
        11/30/94     8.50     7.80     0.39        0.01        (3.65)
       ------------------------------------------------------------------
        11/30/93     8.04     8.50     0.39        0.00        10.70
       ------------------------------------------------------------------
        Total                         $3.84       $0.01
       ------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain     Total
Period Ended          of Period of Period Dividends Distributions Returns/(1)+/
-------------------------------------------------------------------------------
Inception* - 11/30/02   $8.95     $8.89     $0.11       $0.00         0.54%++
-------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS O SHARES/(2)/

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain     Total
 Year Ended             of Year  of Year Dividends Distributions Returns/(1)+/
 -----------------------------------------------------------------------------
 11/30/02                $8.81    $8.88    $0.32       $0.00         4.47%
 -----------------------------------------------------------------------------
 11/30/01                 8.58     8.81     0.36        0.00         6.97
 -----------------------------------------------------------------------------
 11/30/00                 8.42     8.58     0.37        0.00         6.42
 -----------------------------------------------------------------------------
 11/30/99                 8.84     8.42     0.35        0.00        (0.79)
 -----------------------------------------------------------------------------
 11/30/98                 8.65     8.84     0.37        0.00         6.57
 -----------------------------------------------------------------------------
 11/30/97                 8.54     8.65     0.38        0.00         5.92
 -----------------------------------------------------------------------------
 11/30/96                 8.52     8.54     0.38        0.00         4.84
 -----------------------------------------------------------------------------
 11/30/95                 7.80     8.52     0.38        0.00        14.36
 -----------------------------------------------------------------------------
 Inception* - 11/30/94    7.76     7.80     0.02        0.00         0.72++
 -----------------------------------------------------------------------------
 Total                                     $2.93       $0.00
 -----------------------------------------------------------------------------


  6 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain     Total
 Year Ended             of Year  of Year Dividends Distributions Returns/(1)+/
 -----------------------------------------------------------------------------
 11/30/02                $8.83    $8.91    $0.35       $0.00         5.01%
 -----------------------------------------------------------------------------
 11/30/01                 8.60     8.83     0.40        0.00         7.41
 -----------------------------------------------------------------------------
 11/30/00                 8.44     8.60     0.40        0.00         6.82
 -----------------------------------------------------------------------------
 11/30/99                 8.86     8.44     0.39        0.00        (0.40)
 -----------------------------------------------------------------------------
 11/30/98                 8.66     8.86     0.40        0.00         7.09
 -----------------------------------------------------------------------------
 11/30/97                 8.56     8.66     0.42        0.00         6.20
 -----------------------------------------------------------------------------
 11/30/96                 8.54     8.56     0.41        0.00         5.22
 -----------------------------------------------------------------------------
 Inception* - 11/30/95    8.39     8.54     0.09        0.00         2.92++
 -----------------------------------------------------------------------------
 Total                                     $2.86       $0.00
 -----------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

                                 Without Sales Charges/(1)/
                            -----------------------------------
                            Class A Class L  Class O/(2)/ Class Y
-----------------------------------------------------------------
Year Ended 11/30/02          4.70%    N/A       4.47%      5.01%
----------------------------------------------------------------
Five Years Ended 11/30/02    4.91     N/A       4.69       5.15
----------------------------------------------------------------
Ten Years Ended 11/30/02     5.67     N/A        N/A        N/A
----------------------------------------------------------------
Inception* through 11/30/02  5.77    0.54%++    6.07       5.55
----------------------------------------------------------------

                                  With Sales Charges/(3)/
                            -----------------------------------
                            Class A Class L  Class O/(2)/ Class Y
-----------------------------------------------------------------
Year Ended 11/30/02          2.61%    N/A       2.42%      5.01%
----------------------------------------------------------------
Five Years Ended 11/30/02    4.48     N/A       4.47       5.15
----------------------------------------------------------------
Ten Years Ended 11/30/02     5.46     N/A        N/A        N/A
----------------------------------------------------------------
Inception* through 11/30/02  5.58    0.54%++    5.94       5.55
----------------------------------------------------------------


  7 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

 CUMULATIVE TOTAL RETURNS+


                                                Without Sales Charges/(1)/
     ---------------------------------------------------------------------
     Class A (11/30/92 through 11/30/02)                  73.52%
     --------------------------------------------------------------------
     Class L (Inception* through 11/30/02)                 0.54
     --------------------------------------------------------------------
     Class O (Inception* through 11/30/02)/(2)/           60.82
     --------------------------------------------------------------------
     Class Y (Inception* through 11/30/02)                47.80
     --------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and O shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class O shares.
(2) On July 22, 2002, Class L shares were renamed as Class O shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and O shares reflect the deduction of the maximum initial sales charges of 2.00% and 1.00%, respectively. Class O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, L, O and Y shares are December 31, 1991, July 22, 2002, November 8, 1994 and September 8, 1995, respectively.


  8 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


              Value of $10,000 Invested in Class A Shares of the
         Smith Barney Intermediate Maturity California Municipals Fund
                 vs. Lehman Brothers Municipal Bond Index and
         Lipper California Intermediate Municipal Debt Funds Average+

--------------------------------------------------------------------------------

                        November 1992 -- November 2002
                                [CHART]

                Smith Barney          Lipper California     Lehman Brothers
           Intermediate Maturity    Intermediate Municipal      Municipal
        California Municipals Fund    Debt Funds Average       Bond Index
        --------------------------  ----------------------  ---------------
11/92          $ 9,805                     $10,000             $10,000
11/93           10,854                      10,996              11,108
11/94           10,458                      10,586              10,525
11/95           12,010                      12,152              12,515
11/96           12,616                      12,770              13,250
11/97           13,390                      13,468              14,200
11/98           14,298                      14,366              15,303
11/99           14,198                      14,289              15,140
11/00           15,141                      15,277              16,377
11/01           16,249                      16,737              17,811
11/02           17,013                      17,547              18,937

+ Hypothetical illustration of $10,000 invested in Class A shares on November
  30, 1992, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 2002. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million dated since January 1984. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper California Intermediate Municipal Debt Funds Average is composed of an average of the Fund's peer group of mutual funds (32 funds as of November 30, 2002) investing in intermediate maturity California tax-exempt bonds. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


  9 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

 PORTFOLIO HIGHLIGHTS (UNAUDITED)


                              INDUSTRY BREAKDOWN*

                                    [CHART]

         Education            6.9%
         General Obligation  15.9%
         Hospital             8.0%
         Housing             11.3%
         Miscellaneous       25.4%
         Solid Waste          1.5%
         Tax Allocation       9.6%
         Transportation       8.8%
         Utilities            2.3%
         Water and Sewer     10.3%

                  SUMMARY OF INVESTMENTS BY COMBINED RATINGS*

                                        Standard &   Percentage of
                  Moody's        and/or   Poor's   Total Investments
            --------------------------------------------------------
                    Aaa                    AAA            77.7%
                    Aa                     AA              7.8
                     A                      A              8.4
                    Baa                    BBB             5.4
                  VMIG 1                   A-1             0.7
                                                         -----
                                                         100.0%
                                                         =====

--------
* As a percentage of total investments. All information is as of November 30, 2002. Please note that Fund holdings are subject to change.



  10 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS                                       NOVEMBER 30, 2002



   FACE
  AMOUNT    RATING(a)                              SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------------
Education -- 6.9%
                      California Educational Facilities Authority Revenue:
$   945,000 AAA         College of Osteopathic Medicine, CONNIE LEE-Insured,
                         5.550% due 6/1/06                                                $ 1,039,973
    500,000 AA+         University of Southern California Project, 5.300% due 10/1/04         524,960
  1,000,000 Aa2*      California State Public Works Board, Lease Revenue,
                       (California State University Project), Series B,
                       5.450% due 9/1/14                                                    1,078,570
  1,010,000 AAA       California State University Channel Islands Financing Authority
                       Revenue, East Campus Community, Series A, MBIA-Insured,
                       4.875% due 9/1/16                                                    1,008,424
  2,090,000 AAA       Foothill-De Anza Community College District, FGIC-Insured,
                       5.000% due 8/1/14                                                    2,235,213
-----------------------------------------------------------------------------------------------------
                                                                                            5,887,140
-----------------------------------------------------------------------------------------------------
General Obligation -- 15.9%
                      California State GO:
    200,000 A+          6.000% due 9/1/03                                                     206,714
  1,250,000 AAA         Veterans Bonds, Series BL, FSA-Insured, 4.950% due 12/1/08 (b)      1,325,000
    650,000 AAA       Corona-Norco Unified School District GO, Series C, FGIC-Insured,
                       5.250% due 9/1/15                                                      698,477
    285,000 AAA       Kern High School District GO, Series C, MBIA-Insured,
                       (Escrowed to maturity with U.S. government securities),
                       8.750% due 8/1/03                                                      298,865
    475,000 AA        Los Angeles GO, Series B, (Pre-Refunded with U.S. government
                       securities to 9/1/09 Call @ 101), 5.000% due 9/1/10 (c)                529,373
  3,000,000 AAA       Los Angeles Unified School District GO, Election of 1997, Series E,
                       MBIA-Insured, 5.500% due 7/1/15 (d)                                  3,337,290
  2,170,000 AAA       Morgan Hill Unified School District GO, FGIC-Insured,
                       5.250% due 8/1/16 (d)                                                2,322,551
                      Tahoe Truckee Unified School District GO,
                       School Facilities Improvement, MBIA-Insured:
  1,480,000 AAA          District 1, 5.000% due 8/1/14                                      1,599,540
  1,180,000 AAA          District 2, 5.000% due 8/1/14                                      1,275,309
    300,000 Aa3*      Torrance Unified School District GO, Series A,
                       4.250% due 8/1/11                                                      310,005
  1,500,000 AAA       Visalia Unified School District GO, Series A, FGIC-Insured,
                       4.900% due 8/1/12                                                    1,609,695
-----------------------------------------------------------------------------------------------------
                                                                                           13,512,819
-----------------------------------------------------------------------------------------------------
Hospital -- 8.0%
     85,000 AAA       Arlington Community Hospital Corp. Revenue,
                       (Escrowed to maturity with U.S. government securities),
                       8.000% due 6/1/04                                                       90,056
                      California Health Facilities Financing Authority Revenue:
    700,000 AAA         Kaiser Permanente, Series B, AMBAC-Insured,
                         5.250% due 10/1/10                                                   745,325


                      See Notes to Financial Statements.


  11 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           NOVEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                             SECURITY                                VALUE
-------------------------------------------------------------------------------------------------
Hospital -- 8.0% (continued)
$1,000,000 AAA         Mills-Peninsula Hospital, Series B, CONNIE LEE-Insured,
                        5.300% due 1/15/05                                            $ 1,068,590
 1,000,000 AAA         Scripps Health, Series C, MBIA-Insured, 5.000% due 10/1/13       1,067,450
   200,000 AA-         Sisters of Providence, 6.200% due 10/1/03                          204,566
                     California Statewide Communities Development Authority Revenue:
 1,200,000 AA-         COP, St. Joseph's Health Systems Group, (Pre-Refunded --
                        Escrowed with state and local government securities to
                        7/1/04 Call @ 102), 5.875% due 7/1/05                           1,305,636
 2,000,000 A           Kaiser Permanente, Series E, 4.700% due 11/1/36                  2,074,700
   250,000 A+        Riverside County Asset Leasing Corp., Leasehold Revenue,
                      (Riverside County Hospital Project), Series A,
                      6.000% due 6/1/04                                                   259,680
-------------------------------------------------------------------------------------------------
                                                                                        6,816,003
-------------------------------------------------------------------------------------------------
Housing -- 11.3%
 1,250,000 AAA       ABAG Finance Authority for Non-Profit Corporations, Multi-Family
                      Housing Revenue, (Edgewood Apartments Project), Series A,
                      FNMA-Collateralized, 5.700% mandatory put 11/1/26 (b)(d)          1,317,250
                     California Housing Finance Agency, Home Mortgage Revenue:
   150,000 Aa2*        Series B-1, FHA-Insured, 5.900% due 8/1/04 (b)                     156,335
                       Series E-1, FHA/VA-Insured:
   700,000 Aa2*         5.900% due 2/1/05 (b)                                             736,834
   700,000 Aa2*         5.900% due 8/1/05 (b)                                             745,003
                       Series R, MBIA-Insured:
 2,655,000 AAA          4.000% due 2/1/14 (b)                                           2,532,100
 2,110,000 AAA          4.000% due 8/1/14 (b)                                           2,009,648
 1,000,000 AA-       California State Department of Veterans Affairs, Home Purchase
                      Revenue, Series C, Remarketed 1/9/01, 4.550% due 12/1/07 (b)      1,043,050
   745,000 AAA       Riverside County Housing Authority, Multi-Family Housing
                      Revenue, (Brandon Place Apartments Projects), Series B,
                      FNMA-Collateralized, 5.625% mandatory put 7/1/29 (b)                821,601
    55,000 AAA       San Luis Obispo Housing Authority, Multi-Family Housing
                      Revenue, (Parkwood Apartments Project), Series A,
                      FNMA-Collateralized, 5.500% due 8/1/03                               55,906
   145,000 AAA       Santa Rosa Mortgage Revenue Refunding, (Marlow Apartments
                      Project), Series A, FHA-Insured, 5.600% due 9/1/05                  149,930
-------------------------------------------------------------------------------------------------
                                                                                        9,567,657
-------------------------------------------------------------------------------------------------
Miscellaneous -- 25.4%
 2,905,000 A1*       California County Tobacco Securitization Agency, Alameda County,
                      4.750% due 6/1/12                                                 2,859,246
   600,000 A-1+      California Infrastructure and Economic Development Bank,
                      Industrial Revenue, Rand Corp., Series B, AMBAC-Insured,
                      1.100% due 4/1/42 (e)                                               600,000
 1,470,000 AAA       Inglewood Public Financing Authority Revenue, Series A,
                      AMBAC-Insured, 5.125% due 8/1/13                                  1,592,848


                      See Notes to Financial Statements.


  12 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           NOVEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                            SECURITY                                VALUE
------------------------------------------------------------------------------------------------
Miscellaneous -- 25.4% (continued)
$1,080,000 AAA       Los Angeles County Community Facilities District No. 3, Special
                      Tax Refunding, Improvement Area, Series A, FSA-Insured,
                      5.250% due 9/1/07                                              $ 1,204,297
   110,000 AAA       Montclair Redevelopment Agency, Residential Mortgage Revenue,
                      (Escrowed to maturity with U.S. government securities),
                      FNMA-Collateralized, FHA/VA Mortgages-Insured,
                      7.750% due 10/1/11                                                 136,885
 1,320,000 Aaa*      Monterey County COP, Master Plan Financing, MBIA-Insured,
                      5.250% due 8/1/15                                                1,417,680
                     Ontario Redevelopment Financing Authority Revenue,
                      (Project No. 1), Centre City and Cimarron, MBIA-Insured:
 1,935,000 AAA          5.250% due 8/1/15 (d)                                          2,091,638
 1,060,000 AAA          5.250% due 8/1/16                                              1,134,518
 1,415,000 AAA       San Buenaventura COP, Series C, AMBAC-Insured,
                       5.000% due 2/1/16                                               1,482,510
   280,000 A3*       San Francisco Downtown Parking Corp. Revenue, (Escrowed
                      to maturity with U.S. government securities),
                       6.150% due 4/1/03 (c)                                             284,382
 2,165,000 AAA       San Jose Financing Authority Lease Revenue, (Civic
                      Center Project), Series B, AMBAC-Insured,
                       5.250% due 6/1/14 (d)                                           2,364,462
                     Solano County COP, Capital Improvement Program,
                       AMBAC-Insured:
 1,000,000 AAA          4.875% due 11/15/11                                            1,083,610
 1,000,000 AAA          5.000% due 11/15/13                                            1,070,850
 2,000,000 AAA       University of California Revenue, (Multiple Purpose Projects),
                      Series M, FGIC-Insured, 5.125% due 9/1/16 (d)                    2,104,560
 2,000,000 BBB-      Virgin Islands Public Financing Authority Revenue, Sr. Lien,
                      Series A, 5.300% due 10/1/11 (d)                                 2,074,620
------------------------------------------------------------------------------------------------
                                                                                      21,502,106
------------------------------------------------------------------------------------------------
Solid Waste -- 1.5%
                     Kings County Waste Management Authority,
                      Solid Waste Revenue:
   375,000 BBB          6.500% due 10/1/03 (b)                                           388,095
   290,000 BBB          6.600% due 10/1/04 (b)                                           307,591
   525,000 Baa2*     South Napa Waste Management Authority, (Solid Waste Transfer
                      Facilities Project), 6.000% due 2/15/04 (b)                        550,279
------------------------------------------------------------------------------------------------
                                                                                       1,245,965
------------------------------------------------------------------------------------------------
Tax Allocation -- 9.6%
   555,000 Baa2*     Hawthorne Community Redevelopment Agency, Tax Allocation,
                      (Redevelopment Project Area No. 2), (Partially Pre-Refunded --
                      Escrowed with U.S. government securities to 9/1/04
                      Call @ 102), 6.200% due 9/1/05 (c)                                 602,591


                      See Notes to Financial Statements.


  13 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           NOVEMBER 30, 2002


   FACE
  AMOUNT    RATING(a)                            SECURITY                                VALUE
-------------------------------------------------------------------------------------------------
Tax Allocation -- 9.6% (continued)
$ 3,675,000 AAA       Livermore Redevelopment Agency, Tax Allocation Revenue,
                       (Redevelopment Project Area), Series A, MBIA-Insured,
                       5.250% due 8/1/15 (d)                                          $ 3,946,950
                      Manteca Redevelopment Agency, Tax Allocation Refunding,
                       (Manteca Merged Project Area), FSA-Insured:
    345,000 AAA          5.000% due 10/1/13                                               375,053
    240,000 AAA          5.000% due 10/1/14                                               259,598
    760,000 AAA          5.000% due 10/1/15                                               814,310
    665,000 BBB+      Paramount Redevelopment Agency, Tax Allocation Refunding,
                       (Redevelopment Project Area No. 1), 5.800% due 8/1/03              684,990
  1,375,000 AAA       San Diego Redevelopment Agency, Tax Allocation Revenue,
                       (Centre City Redevelopment Project), FSA-Insured,
                       5.250% due 9/1/15                                                1,487,090
-------------------------------------------------------------------------------------------------
                                                                                        8,170,582
-------------------------------------------------------------------------------------------------
Transportation -- 8.8%
  1,250,000 AAA       California Governmental Association, Bay Area Rapid Transit,
                       SFO Extension, FTA Capital Grant Revenue, Series A,
                       AMBAC-Insured, 4.875% due 6/15/09                                1,302,550
  3,000,000 AAA       Los Angeles County California Metropolitan Transportation
                       Authority, Sales Tax Revenue, Property C, Second Sr. Lien,
                       Series A, FGIC-Insured, 5.000% due 7/1/17 (d)                    3,105,630
    500,000 A1*       Los Angeles County Transportation Commission COP, Series B,
                       6.200% due 7/1/03                                                  511,890
                      Palm Springs Financing Authority, Regional Airport Revenue,
                       MBIA-Insured:
    200,000 AAA          5.400% due 1/1/03 (b)                                            200,464
    400,000 AAA          5.500% due 1/1/04 (b)                                            405,800
    350,000 A1*       Sacramento Regional Transportation District COP, Series A,
                       6.400% due 3/1/03                                                  354,473
    210,000 AAA       San Francisco Airport Improvement Authority, Lease Revenue,
                       United Airlines Inc., (Escrowed to maturity with U.S.
                       government securities), 8.000% due 7/1/13                          262,002
                      San Jose Airport Revenue:
    800,000 AAA         FGIC-Insured, 5.400% due 3/1/04 (b)                               823,680
    500,000 AAA         MBIA-Insured, 5.750% due 3/1/03                                   505,570
-------------------------------------------------------------------------------------------------
                                                                                        7,472,059
-------------------------------------------------------------------------------------------------
Utilities -- 2.3%
    500,000 A3*       California Department of Water Resources, Power Supply Revenue,
                       Series A, 5.500% due 5/1/12                                        536,400
  1,270,000 AAA       Puerto Rico Electric Power Authority, Power Revenue Refunding,
                       MBIA-Insured, 5.000% due 7/1/15                                  1,367,142
-------------------------------------------------------------------------------------------------
                                                                                        1,903,542
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


  14 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           NOVEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                             SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
Water and Sewer -- 10.3%
$2,380,000 AAA       California Department of Water Resources Revenue,
                      (Central Valley Project), Series Z, FGIC-Insured,
                      5.000% due 12/1/15 (d)                                           $ 2,520,111
 1,000,000 AAA       Castaic Lake Water Agency COP, (Water Systems Improvement
                      Project), AMBAC-Insured, 5.000% due 8/1/12                         1,085,120
 1,750,000 AAA       East Bay Municipal Utility District, Water Systems Revenue,
                      FGIC-Insured, 5.000% due 6/1/16                                    1,826,738
 1,000,000 AAA       El Dorado County, Public Agency Financing Authority Revenue,
                      FGIC-Insured, 5.200% due 2/15/07                                   1,099,270
 1,000,000 AAA       Modesto California Irrigation District COP, Capital Improvements,
                      Series A, FSA-Insured, 5.250% due 7/1/15                           1,080,410
 1,000,000 AAA       Modesto Irrigation District Financing Authority Revenue,
                       Series A, MBIA-Insured, 5.350% due 10/1/06                        1,112,040
--------------------------------------------------------------------------------------------------
                                                                                         8,723,689
--------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $82,193,614**)                                           $84,801,562
--------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(d) All or a portion of this security has been segregated for open futures contracts commitments.
(e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See pages 16 and 17 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


  15 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA -- Bonds rated "AAA" have the highest rating assigned by
       Standard & Poor's. Capacity to pay interest and repay
       principal is extremely strong.
AA  -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
       generally referred to as "gilt edge." Interest pay- ments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective
       elements may be of greater amplitude or there may be other elements present which make the long-term risks appear
       some- what larger than in "Aaa" securities.
A   -- Bonds rated "A" possess many favorable investment attributes and are to be consid- ered as upper medium grade obligations.
       Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.
       Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack out- standing investment characteristics and in fact have speculative characteristics as well.

NR -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


  16 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

 SHORT-TERM SECURITY RATINGS (UNAUDITED)



SP-1  --Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1   --Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1--Moody's highest rating for issues having a demand feature -- VRDO.
P-1   --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 SECURITY DESCRIPTIONS (UNAUDITED)

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- American Municipal Bond Assurance Corporation
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
CONNIE
LEE     -- College Construction Loan Insurance Association
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FLAIRS  -- Floating Adjustable Interest Rate Securities
FNMA    -- Federal National Mortgage Association
FSA     -- Financial Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MGIC    -- Mortgage Guaranty Insurance Corp.
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCFA    -- Pollution Control Financing Authority
PCR     -- Pollution Control Revenue
RIBS    -- Residual Interest Bonds
VA      -- Veterans Administration
VRDD    -- Variable Rate Daily Demand


  17 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                           NOVEMBER 30, 2002



ASSETS:
  Investments, at value (Cost -- $82,193,614)                        $84,801,562
  Cash                                                                    48,034
  Interest receivable                                                  1,179,265
  Receivable for Fund shares sold                                        266,975
--------------------------------------------------------------------------------
  Total Assets                                                        86,295,836
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                       70,723
  Payable to broker -- variation margin                                   70,547
  Investment advisory fee payable                                         14,514
  Administration fee payable                                              14,513
  Distribution fees payable                                                5,457
  Accrued expenses                                                        28,722
--------------------------------------------------------------------------------
  Total Liabilities                                                      204,476
--------------------------------------------------------------------------------
Total Net Assets                                                     $86,091,360
--------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest                         $     9,685
  Capital paid in excess of par value                                 84,209,960
  Undistributed net investment income                                     34,043
  Accumulated net realized loss from security transactions            (1,208,167)
  Net unrealized appreciation of investments and futures contracts     3,045,839
--------------------------------------------------------------------------------
Total Net Assets                                                     $86,091,360
--------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                              6,665,877
--------------------------------------------------------------------------------
  Class L                                                              1,539,487
--------------------------------------------------------------------------------
  Class O                                                              1,090,185
--------------------------------------------------------------------------------
  Class Y                                                                389,737
--------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                           $8.89
--------------------------------------------------------------------------------
  Class L (and redemption price)                                           $8.89
--------------------------------------------------------------------------------
  Class O *                                                                $8.88
--------------------------------------------------------------------------------
  Class Y (and redemption price)                                           $8.91
--------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 2.04% of net asset value per share)        $9.07
--------------------------------------------------------------------------------
  Class O (net asset value plus 1.01% of net asset value per share)        $8.97
--------------------------------------------------------------------------------

* Redemption price is NAV of Class O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 3).


                      See Notes to Financial Statements.


  18 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS                    FOR THE YEAR ENDED NOVEMBER 30, 2002


INVESTMENT INCOME:
  Interest                                                          $3,331,673
------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 3)                                     223,528
  Distribution fees (Note 3)                                           152,523
  Administration fee (Note 3)                                          149,018
  Custody                                                               36,163
  Shareholder communications                                            36,114
  Audit and legal                                                       35,940
  Registration fees                                                     21,285
  Shareholder and system servicing fees                                 12,575
  Trustees' fees                                                         9,279
  Other                                                                  5,756
------------------------------------------------------------------------------
  Total Expenses                                                       682,181
  Less: Investment advisory and administration fee waiver (Note 3)    (116,757)
------------------------------------------------------------------------------
  Net Expenses                                                         565,424
------------------------------------------------------------------------------
Net Investment Income                                                2,766,249
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 5 AND 6):
 Realized Loss From Security Transactions
 (excluding short-term securities):
   Proceeds from sales                                               8,187,341
   Cost of securities sold                                           8,312,004
------------------------------------------------------------------------------
  Net Realized Loss                                                   (124,663)
------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation (Note 1)                     479,484
------------------------------------------------------------------------------
Net Gain on Investments                                                354,821
------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $3,121,070
------------------------------------------------------------------------------


                      See Notes to Financial Statements.


  19 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS

                                               For the Years Ended November 30,

                                                       2002          2001
-----------------------------------------------------------------------------
OPERATIONS:
  Net investment income                            $  2,766,249  $ 1,831,087
  Net realized gain (loss)                             (124,663)      61,825
  Increase in net unrealized appreciation               479,484      950,076
-----------------------------------------------------------------------------
  Increase in Net Assets From Operations              3,121,070    2,842,988
-----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 4):
  Net investment income                              (2,774,241)  (1,841,535)
-----------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                     (2,774,241)  (1,841,535)
-----------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                   59,699,256   22,826,535
  Net asset value of shares issued for
   reinvestment of dividends                          1,905,653    1,178,900
  Cost of shares reacquired                         (28,403,026)  (8,873,028)
-----------------------------------------------------------------------------
  Increase in Net Assets From
   Fund Share Transactions                           33,201,883   15,132,407
-----------------------------------------------------------------------------
Increase in Net Assets                               33,548,712   16,133,860
NET ASSETS:
  Beginning of year                                  52,542,648   36,408,788
-----------------------------------------------------------------------------
  End of year*                                     $ 86,091,360  $52,542,648
-----------------------------------------------------------------------------
* Includes undistributed net investment income of:      $34,043      $12,143
-----------------------------------------------------------------------------


                      See Notes to Financial Statements.


  20 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies

Smith Barney Intermediate Maturity California Municipals Fund ("Fund") is a separate, non-diversified, investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and four other separate investment funds: Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney Mid Cap Core Fund and Smith Barney S&P 500 Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Trustees; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f ) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and ( j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles gen-


  21 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders
erally accepted in the United States of America. At November 30, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $280,604 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective December 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended November 30, 2002, interest income increased by $4,076, net realized loss increased by $996 and the change in net unrealized appreciation of investments decreased by $3,080. In addition, the Fund recorded an adjustment to increase the cost of securities and increase accumulated undistributed net investment income by $30,888 to reflect the cumulative effect of this change up to the date of the adoption.

2. Portfolio Concentration

Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

3. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 2002, SBFM waived a portion of its investment advisory fee amounting to $82,959.


  22 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at the annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 2002, SBFM waived a portion of its administration fee amounting to $33,798.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended November 30, 2002, the Fund paid transfer agent fees of $8,956 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

On July 22, 2002, the Fund's Class L shares were renamed as Class O shares. In addition, effective July 22, 2002, new Class L shares were created and are being issued at net asset value without an initial sales charge or contingent deferred sales charge ("CDSC"). Shares that are exchanged and are not already subject to a deferred sales charge, may be subject to a 1.00% deferred sales charge if redemption occurs within one year of the date of the exchange.

There are maximum initial sales charges of 2.00% and 1.00% for Class A and O shares, respectively. There is a CDSC of 1.00% on Class O shares, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2002, SSB received sales charges of approximately $258,000 and $41,000 on sales of the Fund's Class A and O shares, respectively. In addition, for the year ended November 30, 2002, CDSCs paid to SSB were approximately:

                                                Class A Class O
                 ----------------------------------------------
                 CDSCs                          $32,000 $4,000
                 ---------------------------------------------


  23 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, L and O shares, calculated at the annual rate of 0.15% of the average daily net assets for each class. In addition, the Fund pays a distribution fee with respect to its Class L and O shares calculated at the annual rate of 0.60% and 0.20% of the average daily net assets for each class, respectively. For the year ended November 30, 2002, total Distribution Plan fees incurred were:

                                            Class A Class L Class O
             ------------------------------------------------------
             Distribution Plan Fees         $83,596 $29,991 $38,936
             -----------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

4. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

5. Investments

For the year ended November 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-----------------------------------------------------------------------------
Purchases                                                         $43,520,760
-----------------------------------------------------------------------------
Sales                                                               8,187,341
-----------------------------------------------------------------------------

At November 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-----------------------------------------------------------------------------
Gross unrealized appreciation                                     $3,218,849
Gross unrealized depreciation                                       (576,933)
-----------------------------------------------------------------------------
Net unrealized appreciation                                       $2,641,916
-----------------------------------------------------------------------------


  24 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At November 30, 2002, the Fund had the following open futures contracts:

                        # of                  Basis      Market    Unrealized
                      Contracts Expiration    Value      Value        Gain
  ---------------------------------------------------------------------------
  Sold Contracts:
  U.S. Treasury Bonds    215       3/03    $24,326,406 $23,888,515  $437,891
  ---------------------------------------------------------------------------

7. Capital Loss Carryforward

At November 30, 2002, the Fund had, for Federal tax purposes, approximately $770,000 of unused capital loss carryforwards available, subject to certain limitations, to offset future capital gains.To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on November 30 of the year indicated:

                                                2003     2007     2008
------------------------------------------------------------------------
Carryforward Amounts                          $269,000 $216,000 $285,000
------------------------------------------------------------------------


  25 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

8. Income Tax Information and Distributions to Shareholders

At November 30, 2002, the tax basis components of distributable earnings were:

--------------------------------------------------------------------------------
Undistributed tax exempt income                                      $   75,469
--------------------------------------------------------------------------------
Accumulated capital losses                                             (770,276)
--------------------------------------------------------------------------------
Unrealized appreciation                                               2,641,916
--------------------------------------------------------------------------------

The difference between book basis and tax basis unrealized appreciation is attributable primarily to mark to market gains and losses recognized on futures contracts for tax purposes.

The tax character of distributions paid during the year ended November 30, 2002 was:

--------------------------------------------------------------------------------
Tax exempt income                                                    $2,774,241
Long term capital gains                                                      --
--------------------------------------------------------------------------------
Total                                                                $2,774,241
--------------------------------------------------------------------------------

9. Shares of Beneficial Interest

At November 30, 2002, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective July 22, 2002, the Fund adopted the renaming of existing Class L shares as Class O shares. In addition, Class O shares are available for purchase only by former Class L shareholders. In addition, effective July 22, 2002, new Class L shares were created.


  26 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

Transactions in shares of each class were as follows:

                                     Year Ended               Year Ended
                                 November 30, 2002*        November 30, 2001
                              ------------------------  ----------------------
                                Shares       Amount       Shares      Amount
-------------------------------------------------------------------------------
Class A
Shares sold                    4,051,660  $ 35,920,309  1,383,188  $12,181,029
Shares issued on reinvestment    160,675     1,422,448    106,985      938,065
Shares reacquired             (1,974,901)  (17,574,084)  (649,744)  (5,669,256)
-------------------------------------------------------------------------------
Net Increase                   2,237,434  $ 19,768,673    840,429  $ 7,449,838
-------------------------------------------------------------------------------
Class L
Shares sold                    2,138,876  $ 19,239,323         --           --
Shares issued on reinvestment      9,309        83,130         --           --
Shares reacquired               (608,698)   (5,413,757)        --           --
-------------------------------------------------------------------------------
Net Increase                   1,539,487  $ 13,908,696         --           --
-------------------------------------------------------------------------------
Class O+
Shares sold                      515,752  $  4,539,624    526,281  $ 4,645,507
Shares issued on reinvestment     28,745       254,275     17,340      152,145
Shares reacquired               (532,333)   (4,715,185)   (80,561)    (703,772)
-------------------------------------------------------------------------------
Net Increase                      12,164  $     78,714    463,060  $ 4,093,880
-------------------------------------------------------------------------------
Class Y
Shares sold                           --  $         --    684,316  $ 5,999,999
Shares issued on reinvestment     16,463       145,800     10,032       88,690
Shares reacquired                (80,097)     (700,000)  (279,642)  (2,500,000)
-------------------------------------------------------------------------------
Net Increase (Decrease)          (63,634) $   (554,200)   414,706  $ 3,588,689
-------------------------------------------------------------------------------

*Transactions for Class L shares are for the period from July 22, 2002
 (inception date) to November 30, 2002.
+On July 22, 2002, Class L shares were renamed as Class O shares.


  27 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class A Shares                                  2002/(1)/ 2001/(1)/  2000/(1)/  1999/(1)/   1998
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $8.82     $8.58      $8.42      $8.85     $8.66
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)(3)/                    0.34      0.38       0.38       0.37      0.39
  Net realized and unrealized gain (loss)/(3)/     0.07      0.24       0.16      (0.43)     0.19
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.41      0.62       0.54      (0.06)     0.58
--------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.34)    (0.38)     (0.38)     (0.37)    (0.39)
--------------------------------------------------------------------------------------------------
Total Distributions                               (0.34)    (0.38)     (0.38)     (0.37)    (0.39)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $8.89     $8.82      $8.58      $8.42     $8.85
--------------------------------------------------------------------------------------------------
Total Return                                       4.70%     7.32%      6.64%     (0.70)%    6.78%
--------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $59,256   $39,041    $30,800    $29,522   $28,303
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(2)/                                    0.70%     0.65%      0.77%      0.84%     0.75%
  Net investment income/(3)/                       3.83      4.33       4.58       4.27      4.45
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              12%        4%         8%        29%        8%
--------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The investment adviser and/or administrator waived all or a portion of the fees for the years ended November 30, 2002, 2001, 2000, 1999 and 1998. If such fees were not waived, the per share decreases to net investment income and the actual expense ratios would have been as follows:

           Per Share Decreases to            Expense Ratios
            Net Investment Income          Without Fee Waivers
        ----------------------------- -----------------------------
        2002  2001  2000  1999  1998  2002  2001  2000  1999  1998
        ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
Class A $0.01 $0.01 $0.02 $0.02 $0.02 0.86% 0.85% 0.97% 1.05% 1.00%

(3) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended November 30, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.


  28 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout the period ended November 30:

Class L Shares                                                    2002/(1)(2)/
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $8.95
-----------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)(4)/                                         0.09
 Net realized and unrealized loss/(4)/                                (0.04)
-----------------------------------------------------------------------------
Total Income From Operations                                           0.05
-----------------------------------------------------------------------------
Less Distributions From:
 Net investment income                                                (0.11)
-----------------------------------------------------------------------------
Total Distributions                                                   (0.11)
-----------------------------------------------------------------------------
Net Asset Value, End of Period                                        $8.89
-----------------------------------------------------------------------------
Total Return                                                           0.54%++
-----------------------------------------------------------------------------
Net Assets, End of Period (000s)                                    $13,685
-----------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(3)/                                                         1.42%+
 Net investment income/(4)/                                            2.85+
-----------------------------------------------------------------------------
Portfolio Turnover Rate                                                  12%
-----------------------------------------------------------------------------

(1) For the period July 22, 2002 (inception date) to November 30, 2002.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The investment adviser waived a portion of its fees for the period ended November 30, 2002. If such fees were not waived, the per share decrease to net investment income and the actual annualized expense ratio would have been $0.00* and 1.53%, respectively.
(4) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the period ended November 30, 2002, the change to net investment income, net realized and unrealized loss and the annualized ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively.
 *  Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


29    Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class O Shares/(1)/                           2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(3)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $8.81     $8.58     $8.42     $8.84     $8.65
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(4)(5)/                   0.32      0.36      0.37      0.35      0.37
 Net realized and unrealized gain (loss)/(5)/    0.07      0.23      0.16     (0.42)     0.19
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.39      0.59      0.53     (0.07)     0.56
-----------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          (0.32)    (0.36)    (0.37)    (0.35)    (0.37)
-------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total Distributions                             (0.32)    (0.36)    (0.37)    (0.35)    (0.37)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $8.88     $8.81     $8.58     $8.42     $8.84
-----------------------------------------------------------------------------------------------
Total Return                                     4.47%     6.97%     6.42%    (0.79)%    6.57%
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $9,679    $9,497    $5,277    $5,144    $5,260
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(4)/                                   0.98%     0.89%     0.98%     1.01%     0.97%
 Net investment income/(5)/                      3.58      4.08      4.38      4.09      4.22
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            12%        4%        8%       29%        8%

-----------------------------------------------------------------------------------------------

(1) On July 22, 2002, Class L shares were renamed as Class O shares.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed as Class L shares.
(4) The investment adviser and/or administrator waived all or a portion of the fees for the years ended November 30, 2002, 2001, 2000, 1999 and 1998. If such fees were not waived, the per share decreases to net investment income and the actual expense ratios would have been as follows:

                 Per Share Decreases to            Expense Ratios
                  Net Investment Income          Without Fee Waivers
              ----------------------------- -----------------------------
              2002  2001  2000  1999  1998  2002  2001  2000  1999  1998
              ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
      Class O $0.01 $0.01 $0.02 $0.02 $0.02 1.14% 1.14% 1.18% 1.22% 1.21%

(5) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended November 30, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.


  30 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

 Class Y Shares                 2002/(1)/ 2001/(1)/ 2000/(1)/  1999/(1)/  1998
 ------------------------------------------------------------------------------
 Net Asset Value, Beginning of
  Year                            $8.83     $8.60    $8.44      $8.86    $8.66
 ------------------------------------------------------------------------------
 Income (Loss) From Operations:
  Net investment income/(2)(3)/    0.36      0.40     0.40       0.39     0.41
  Net realized and unrealized
    gain (loss)/(3)/               0.07      0.23     0.16      (0.42)    0.19
 ------------------------------------------------------------------------------
 Total Income (Loss) From
  Operations                       0.43      0.63     0.56      (0.03)    0.60
 ------------------------------------------------------------------------------
 Less Distributions From:
  Net investment income           (0.35)    (0.40)   (0.40)     (0.39)   (0.40)
 ------------------------------------------------------------------------------
 Total Distributions              (0.35)    (0.40)   (0.40)     (0.39)   (0.40)
 ------------------------------------------------------------------------------
 Net Asset Value, End of Year     $8.91     $8.83    $8.60      $8.44    $8.86
 ------------------------------------------------------------------------------
 Total Return                      5.01%     7.41%    6.82%     (0.40)%   7.09%
 ------------------------------------------------------------------------------
 Net Assets, End of Year (000s)  $3,471    $4,005     $332       $311     $312
 ------------------------------------------------------------------------------
 Ratios to Average Net Assets:
  Expenses/(2)/                    0.48%     0.37%    0.59%      0.65%    0.57%
  Net investment income/(3)/       4.03      4.47     4.76       4.46     4.62
 ------------------------------------------------------------------------------
 Portfolio Turnover Rate             12%        4%       8%        29%       8%

 ------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The investment adviser and/or administrator waived all or a portion of the fees for the years ended November 30, 2002, 2001, 2000, 1999 and 1998. If such fees were not waived, the per share decreases to net investment income and the actual expense ratios would have been as follows:

                 Per Share Decreases to            Expense Ratios
                  Net Investment Income          Without Fee Waivers
              ----------------------------- -----------------------------
              2002  2001  2000  1999  1998  2002  2001  2000  1999  1998
              ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
      Class Y $0.01 $0.01 $0.02 $0.02 $0.02 0.64% 0.57% 0.79% 0.86% 0.82%

(3) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended November 30, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.


  31 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Trustees of
Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Intermediate Maturity California Municipals Fund ("Fund") of Smith Barney Investment Trust ("Trust") as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



                                                /s/ KPMG LLP

New York, New York
January 13, 2003


 32 Intermediate Maturity California Municipals Fund  | 2002 Annual Report to
                                 Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)

Information about Trustees and Officers

The business and affairs of the Smith Barney Intermediate Maturity California Municipals Fund ("Fund") are managed under the direction of the Smith Barney Investment Trust's ("Trust") Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                         Number of
                                      Term of                           Portfolios
                                    Office* and        Principal          in Fund        Other
                        Position(s)   Length         Occupation(s)        Complex     Trusteeships
    Name, Address,       Held with    of Time         During Past       Overseen by     Held by
       and Age             Fund       Served            5 Years           Trustee       Trustee
----------------------------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES:

Herbert Barg              Trustee      Since    Retired                     44            None
1460 Drayton Lane                      1995
Wynnewood, PA 19096
Age 79

Dwight B. Crane           Trustee      Since    Professor, Harvard          51            None
Harvard Business School                1995     Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 65

Burt N. Dorsett           Trustee      Since    President of Dorsett        28            None
201 East 62nd Street                   1991     McCabe Capital
New York, NY 10021                              Management Inc.;
Age 72                                          Chief Investment
                                                Officer of Leeb Capital
                                                Management, Inc.

Elliot S. Jaffe           Trustee      Since    Chairman of the Board       28      Zweig Total
The Dress Barn Inc.                    1991     of The Dress Barn Inc.              Return Fund;
Executive Office                                                                    Zweig Fund, Inc.
30 Dunnigan Drive
Suffern, NY 10901
Age 76

Stephen E. Kaufman        Trustee      Since    Attorney                    62            None
Stephen E. Kaufman PC                  1995
277 Park Avenue
47th Floor
New York, NY 10172
Age 70

Joseph J. McCann          Trustee      Since    Retired                     28            None
200 Oak Park Place                     1995
Pittsburgh, PA 15243
Age 72

Cornelius C. Rose, Jr.    Trustee      Since    Chief Executive Officer     28            None
Meadowbrook Village                    1991     of Performance
Building 1, Apt. 6                              Learning Systems
West Lebanon, NY 03784
Age 70


  33 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

                                                                        Number of
                                    Term of                            Portfolios
                                  Office* and        Principal           in Fund      Other
                    Position(s)     Length         Occupation(s)         Complex   Trusteeships
  Name, Address,     Held with      of Time         During Past        Overseen by   Held by
     and Age           Fund         Served            5 Years            Trustee     Trustee
-----------------------------------------------------------------------------------------------

INTERESTED TRUSTEE:

R. Jay Gerken**    Chairman,         Since    Managing Director of         226         None
SSB                President         2002     Salomon Smith Barney
399 Park Avenue    and Chief                  Inc. ("SSB");
4th Floor          Executive                  Chairman, President
New York, NY 10022 Officer                    and Chief Executive
Age 51                                        Officer of Smith Barney
                                              Fund Management LLC
                                              ("SBFM"), Travelers
                                              Investment Adviser,
                                              Inc. ("TIA") and Citi
                                              Fund Management Inc.

OFFICERS:

Lewis E. Daidone   Senior Vice       Since    Managing Director of         N/A         N/A
SSB                President         1995     SSB; Chief Financial
125 Broad Street   and Chief                  Officer and Treasurer of
11th Floor         Administrative             mutual funds affiliated
New York, NY 10004 Officer                    with Citigroup Inc.;
Age 45                                        Director and Senior
                                              Vice President of SBFM
                                              and TIA

Richard L. Peteka  Chief             Since    Director of SSB;             N/A         N/A
SSB                Financial         2002     Director and Head of
125 Broad Street   Officer and                Internal Control for
11th Floor         Treasurer                  Citigroup Asset
New York, NY 10004                            Management U.S.
Age 41                                        Mutual Fund
                                              Administration from
                                              1999-2002; Vice
                                              President, Head of
                                              Mutual Fund
                                              Administration and
                                              Treasurer of
                                              Oppenheimer Capital
                                              from 1996-1999

Joseph P. Deane    Vice              Since    Managing Director of         N/A         N/A
SSB                President         1991     SSB; Investment Officer
399 Park Avenue    and                        of SBFM
New York, NY 10022 Investment
Age 53             Officer

David T. Fare      Vice              Since    Director of SSB;             N/A         N/A
SSB                President         1998     Investment Officer of
399 Park Avenue    and                        SBFM
New York, NY 10022 Investment
Age 40             Officer

Kaprel Ozsolak     Controller        Since    Vice President of SSB        N/A         N/A
SSB                                  2002
125 Broad Street
11th Floor
New York, NY 10004
Age 37


 34 Intermediate Maturity California Municipals Fund  | 2002 Annual Report to
                                 Shareholders

                                                                        Number of
                                       Term of                         Portfolios
                                     Office* and       Principal         in Fund      Other
                         Position(s)   Length        Occupation(s)       Complex   Trusteeships
     Name, Address,       Held with    of Time        During Past      Overseen by   Held by
        and Age             Fund       Served           5 Years          Trustee     Trustee
-----------------------------------------------------------------------------------------------

Christina T. Sydor        Secretary     Since    Managing Director of      N/A         N/A
SSB                                     1995     SSB; General Counsel
300 First Stamford Place                         and Secretary of SBFM
Stamford, CT 06902                               and TIA
Age 51

--------
 *Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**Mr. Gerken is a Trustee who is an "interested person" of the Trust as defined in the Investment Company Act of 1940 because Mr. Gerken is an officer of SBFM and its affiliates.


  35 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

 TAX INFORMATION (UNAUDITED)

For Federal tax purposes, the Fund hereby designates for the fiscal year ended November 30, 2002:

   . 100% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes and California state income tax purposes.


  36 Intermediate Maturity California Municipals Fund | 2002 Annual Report to
                                 Shareholders

                                  SMITH BARNEY
                INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND



              TRUSTEES                INVESTMENT ADVISER

              Herbert Barg            Smith Barney Fund
              Dwight B. Crane           Management LLC
              Burt N. Dorsett
              R. Jay Gerken, Chairman DISTRIBUTOR
              Elliot S. Jaffe
              Stephen E. Kaufman      Salomon Smith Barney Inc.
              Joseph J. McCann
              Cornelius C. Rose, Jr.  CUSTODIAN

                                      State Street Bank and
              OFFICERS                  Trust Company

              R. Jay Gerken           TRANSFER AGENT
              President and
              Chief Executive Officer Citicorp Trust Bank, fsb.
                                      125 Broad Street, 11th Floor
              Lewis E. Daidone        New York, New York 10004
              Senior Vice President
              and Chief               SUB-TRANSFER AGENT
              Administrative Officer
                                      PFPC Global Fund Services
              Richard L. Peteka       P.O. Box 9699
              Chief Financial Officer Providence, Rhode Island
              and Treasurer           02940-9699

              Joseph P. Deane
              Vice President and
              Investment Officer

              David T. Fare
              Vice President and
              Investment Officer

              Kaprel Ozsolak
              Controller

              Christina T. Sydor
              Secretary

  Smith Barney Intermediate Maturity
  California Municipals Fund




  This report is submitted for the general information of the shareholders of Smith Barney Investment Trust -- Smith Barney Intermediate Maturity California Municipals Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after February 28, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds


   Salomon Smith Barney
---------------------------
A member of citigroup[LOGO]


 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0310 1/03
                                                                        03-4328

              --------------------------------------------------
                                 SMITH BARNEY
                                 INTERMEDIATE
                               MATURITY NEW YORK
                                MUNICIPALS FUND
              --------------------------------------------------

                      ANNUAL REPORT  |  NOVEMBER 30, 2002



                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

    ----------------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
    ----------------------------------------------------------------------

[PHOTO]
R. JAY GERKEN
Chairman, President and Chief Executive Officer

Dear Shareholder,
Please allow me to introduce myself as the new Chairman of the Board, President and Chief Executive Officer of the Smith Barney Investment Trust ("Trust"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all of our shareholders and the Trust's Board of Trustees, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Smith Barney Intermediate
Maturity New York Municipals Fund's ("Fund") manager by providing you with these shareholder letters semi-annually.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed herein is the annual report for the Fund for the year ended November 30, 2002. In this report, the Fund's manager summarizes what he believes to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken
Chairman, President and
Chief Executive Officer


   1 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

[PHOTO]
JOSEPH P. DEANE
Vice President and
Investment Officer

Performance Review
For the year ended November 30, 2002, the Fund's Class A shares, without sales charges, returned 6.45%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")/1/ returned 6.32% and the Lipper New York Intermediate Municipal Debt Funds Average/2/, an average composed of the fund's peer group of mutual funds, returned 5.57%. During the period, the Fund paid out income dividends of $0.33 per Class A share.

Investment Strategy
The Fund seeks to provide New York investors with as high a level of current income exempt from regular federal income taxes and New York state and New York City personal income taxes/3/ as is consistent with the preservation of principal. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its assets in investment-grade/4/ New York municipal securities, or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and New York State and New York City personal income taxes.

Portfolio Manager Market Overview
The slow pace of economic recovery, weakness in the stock markets and diminished tax revenue growth presented challenges to many municipalities during the reporting period. Despite these obstacles, macroeconomic fundamentals such as low inflation and low interest rates proved favorable for fixed-income securities markets, prompting many risk-adverse investors concerned about stock market volatility to shift their money from equities into investment-grade debt issues.

--------
1The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
2Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the six months ended November 30, 2002, calculated among 21 funds in the Lipper New York Intermediate Municipal Debt Funds category with reinvestment of dividends and capital gains excluding sales charges.
3Please note a portion of the Fund's income may be subject to the Alternative
 Minimum Tax ("AMT") and State and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.
4Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors
 Service and AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by a nationally recognized statistical rating organization or are determined by the manager to be of equivalent quality.


   2 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

As the reporting period commenced toward the conclusion of 2001, the Federal Open Market Committee ("FOMC")/5/ continued to reduce its target for the short-term federal funds rate ("fed funds rate")/6/ in an effort to fuel the U.S. economy. The FOMC subsequently changed its position on monetary policy by keeping its target for the rate unchanged throughout 2002 until November 6, at which point it further reduced its target for the federal funds by half a percent-age point to 1.25%, a 40-year low.

In contrast to many equity indices, most U.S. Treasury securities and municipal bonds proved resilient on a total return basis for the period. Prices of municipal bonds (which move inversely to yields) have generally not rallied as considerably as U.S. Treasuries have over the past year, amid a period of historically high municipal security issuance levels in 2002. Unlike U.S. Treasuries, interest on municipals is not taxable at the federal level. We believe this added potential tax savings can make municipal bond investing an even more compelling alternative to Treasuries at this juncture. A portion of the Fund's income from municipal bonds may be subject to certain taxes and any capital gains are taxable./3/

Portfolio Manager New York Highlights/7/
In terms of New York's economic picture, the State maintained conservative revenue estimates during its fiscal year 2002, although reserves are being drawn down. General fund receipts for the State totaled $39.9 billion, up $1 billion from the Executive Budget, but down $1.2 billion from the 2001-2002 estimate of $41.1 billion, according to Standard & Poor's.

Like many states in our view, New York has been faced with the challenge of balancing lower tax revenues with existing costs. Our concern will be to observe how the State plans to bring its spending in line with tax receipts.

Portfolio Manager Fund Overview
In our view, many municipal securities offer favorable values versus many taxable fixed-income alternatives, although we believe that prices of most municipal bonds -- particularly those in the investment-grade/4/ category -- have approached a peak. We have recently maintained an average maturity of approximately nine years in the Fund. Early in the reporting period and in the prior


--------
5The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
6The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
7Source: Standard & Poor's Ratings Service (October 7, 2002). Standard & Poor's
 Ratings Service is a nationally recognized credit rating agency.


   3 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders
fiscal year, we targeted municipal issues with somewhat longer maturities within the intermediate sector. But based upon the recent yield environment, we feel that bonds scheduled to mature in approximately 10 years offer a favorable level of coupon interest income yet potential for less volatility than bonds with somewhat longer-term maturities scheduled to "come due" at later dates. During the period, we invested in bond futures to help reduce the Fund's overall volatility and raised the level of cash-equivalent instruments in the Fund. As of the period's close, a significant portion of the Fund was invested in high-quality issues from a credit perspective.

Portfolio Manager Market and Fund Outlook
In our view, it is likely that the FOMC will keep short-term interest rates low enough and for long enough to help promote a decent economic recovery. Nevertheless, going into the next year, we think monetary stimulus actions (i.e., interest rate cuts and injections of reserves into the monetary system) alone will not be sufficient to promote economic recovery. Rather, we believe that fiscal measures are now also required to stimulate business activity. We anticipate that a fiscal stimulus package will be implemented, which may include tax cuts, spending increases or other measures. In our opinion, such pro-growth policies (if implemented) should provide a boost to the U.S. economy, not necessarily over coming months, but over the next two years or so.

We believe that if the economy were to gradually improve, as we anticipate, the FOMC may eventually raise short-term rates to help offset potential inflationary concerns. Given that prices of bonds such as municipals typically move inversely to rates, we anticipate that bond prices in general may come under pressure. However, considering that many investors shifted equity holdings into U.S. Treasuries over recent periods (which contributed to the periodic rises in prices of U.S. Treasuries), we believe many municipal bonds are priced less expensively than U.S. Treasuries. Therefore, we think that municipals may be more resilient than U.S. Treasuries if the economy shows signs of strength and if rates were to rise in the future.

When choosing investment candidates for the Fund, we have taken a conservative approach to selecting municipal bond issues. We look for municipalities that we feel are prudently balancing their budgets for the longer haul --those governments that are reducing their expenses to meet their revenue streams rather than those that are merely issuing additional debt. Our general investment approach is to maintain an open-mind to municipal bond issuers' budgetary plans, but we have taken a reasonably defensive posture by avoiding significant exposure to uninsured general obligation bonds of municipal issuers whose budget outlook, in our view, appears relatively dim.


   4 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

Our goal is to monitor how the State of New York addresses its projected revenues and proceeds to adjust its fiscal policy to effectively address any differences in revenues. From an investment perspective, we maintain a constructive approach toward evaluating and selecting New York municipal bonds for the Fund and will continue to do so going forward.

The risk is present that short-term rates may rise in the future and exhibit pressure on municipal bond prices. However, considering the favorable yields that municipals have offered relative to many taxable fixed-income investment alternatives, coupled with the tax-treatment advantages of municipal securities, we believe that individual investors can seek potential values through a professionally managed portfolio of municipal securities over the long-term.

Thank you for investing in the Smith Barney Intermediate Maturity New York Municipals Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Joseph P. Deane
Joseph P. Deane
Vice President and
Investment Officer

December 9, 2002

The information provided in this commentary by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 10 through 14 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of November 30, 2002 and are subject to change.


    5 Intermediate Maturity New York Municipal Fund | 2002 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                   Net Asset Value
                  -----------------
                  Beginning   End    Income   Capital Gain     Total
       Year Ended  of Year  of Year Dividends Distributions Returns/(1)+/
       ------------------------------------------------------------------
        11/30/02    $8.70    $8.92    $0.33       $0.00         6.45%
       -----------------------------------------------------------------
        11/30/01     8.46     8.70     0.37        0.00         7.24
       -----------------------------------------------------------------
        11/30/00     8.28     8.46     0.39        0.00         7.04
       -----------------------------------------------------------------
        11/30/99     8.76     8.28     0.38        0.00        (1.18)
       -----------------------------------------------------------------
        11/30/98     8.57     8.76     0.40        0.00         7.01
       -----------------------------------------------------------------
        11/30/97     8.47     8.57     0.41        0.00         6.23
       -----------------------------------------------------------------
        11/30/96     8.48     8.47     0.41        0.00         4.85
       -----------------------------------------------------------------
        11/30/95     7.80     8.48     0.41        0.00        14.31
       -----------------------------------------------------------------
        11/30/94     8.54     7.80     0.40        0.02        (3.97)
       -----------------------------------------------------------------
        11/30/93     8.18     8.54     0.40        0.02         9.76
       -----------------------------------------------------------------
        Total                         $3.90       $0.04
       -----------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain     Total
Period Ended          of Period of Period Dividends Distributions Returns/(1)+/
-------------------------------------------------------------------------------
Inception* - 11/30/02   $8.95     $8.93     $0.11       $0.00         1.00%++
------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS O SHARES/(2)/

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain     Total
 Year Ended             of Year  of Year Dividends Distributions Returns/(1)+/
 -----------------------------------------------------------------------------
 11/30/02                $8.69    $8.92    $0.31       $0.00         6.30%
 ----------------------------------------------------------------------------
 11/30/01                 8.46     8.69     0.35        0.00         6.87
 ----------------------------------------------------------------------------
 11/30/00                 8.27     8.46     0.37        0.00         6.97
 ----------------------------------------------------------------------------
 11/30/99                 8.76     8.27     0.36        0.00        (1.49)
 ----------------------------------------------------------------------------
 11/30/98                 8.57     8.76     0.38        0.00         6.79
 ----------------------------------------------------------------------------
 11/30/97                 8.47     8.57     0.39        0.00         6.00
 ----------------------------------------------------------------------------
 11/30/96                 8.48     8.47     0.39        0.00         4.64
 ----------------------------------------------------------------------------
 Inception* - 11/30/95    7.87     8.48     0.38        0.00        13.01++
 ----------------------------------------------------------------------------
 Total                                     $2.93       $0.00
 ----------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


   6 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+


                                               Without Sales Charges/(1)/
                                              ---------------------------
                                              Class A Class L  Class O/(2)/
---------------------------------------------------------------------------
Year Ended 11/30/02                            6.45%    N/A       6.30%
-------------------------------------------------------------------------
Five Years Ended 11/30/02                      5.26     N/A       5.04
-------------------------------------------------------------------------
Ten Years Ended 11/30/02                       5.66     N/A        N/A
-------------------------------------------------------------------------
Inception* through 11/30/02                    5.97    1.00%++    6.08
-------------------------------------------------------------------------

                                                With Sales Charges/(3)/
                                              ---------------------------
                                              Class A Class L  Class O/(2)/
---------------------------------------------------------------------------
Year Ended 11/30/02                            4.29%    N/A       4.22%
-------------------------------------------------------------------------
Five Years Ended 11/30/02                      4.85     N/A       4.82
-------------------------------------------------------------------------
Ten Years Ended 11/30/02                       5.44     N/A        N/A
-------------------------------------------------------------------------
Inception* through 11/30/02                    5.77    1.00%++    5.94
-------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                              Without Sales Charges/(1)/
------------------------------------------------------------------------
Class A (11/30/92 through 11/30/02)                      73.40%
-----------------------------------------------------------------------
Class L (Inception* through 11/30/02)                     1.00
-----------------------------------------------------------------------
Class O (Inception* through 11/30/02)/(2)/               60.26
-----------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and O shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class O shares.
(2)  On July 22, 2002, Class L shares were renamed Class O shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and O shares reflect the deduction of the maximum initial sales charges of 2.00% and 1.00%, respectively. Class O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
  ++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, L and O shares are December 31, 1991, July 22, 2002 and December 5, 1994, respectively.


   7 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


 Value of $10,000 Invested in Class A Shares of the Smith Barney Intermediate
  Maturity New York Municipals Fund vs. Lehman Brothers Municipal Bond Index and Lipper New York Intermediate Municipal Debt Funds Average+

--------------------------------------------------------------------------------

                        November 1992 -- November 2002

                             [CHART}

          Smith Barney       Lehman     Lipper New York
          Intermediate      Brothers     Intermediate
       Maturity New York    Municipal   Municipal Debt
        Municipals Fund    Bond Index    Funds Average
       -----------------   ----------   ---------------
11/92       $ 9,796         $10,000        $10,000
11/93        10,752          11,109         10,880
11/94        10,326          10,526         10,510
11/95        11,803          12,515         11,976
11/96        12,376          13,251         12,525
11/97        13,147          14,201         13,228
11/98        14,068          15,303         13,670
11/99        13,902          15,139         13,940
11/00        14,880          16,378         14,871
11/01        15,957          17,007         15,962
11/02        16,987          18,082         16,844


+ Hypothetical illustration of $10,000 invested in Class A shares on November
  30, 1992, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 2002. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper New York Intermediate Municipal Debt Funds Average is an average of the Fund's peer group of mutual funds (21 funds as of November 30, 2002) investing in intermediate maturity New York tax-exempt bonds. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



   8 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

 PORTFOLIO HIGHLIGHTS (UNAUDITED)



                              INDUSTRY BREAKDOWN*
--------------------------------------------------------------------------------
                                    [CHART]

                          Hospitals                3.7%
                          Government Facilities    5.9%
                          Finance                  4.7%
                          Transportation          17.4%
                          Utilities                4.3%
                          Other                    8.8%
                          Industrial Development   5.4%
                          General Obligation      16.9%
                          Education               22.4%
                          Housing: Multi-Family    0.9%
                          Water and Sewer          9.6%



                  SUMMARY OF INVESTMENTS BY COMBINED RATINGS*

                                 Standard &   Percentage of
                  Moody's and/or   Poor's   Total Investments
                  -------------------------------------------
                   Aaa              AAA            54.2%
                    Aa              AA             29.3
                    A                A              6.7
                   Baa              BBB             4.4
                    Ba              BB              0.3
                  VMIG 1            A-1             4.2
                    NR              NR              0.9
                                                  -----
                                                  100.0%
                                                  =====

--------
* As a percentage of total investments. All information is as of November 30, 2002. Please note that Fund holdings are subject to change.


   9 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS                                       NOVEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                            SECURITY                                VALUE
------------------------------------------------------------------------------------------------
Education -- 22.4%
$1,000,000 AA-       City University of New York, COP, John Jay College,
                      6.000% due 8/15/06                                             $ 1,116,820
   710,000 A-        Hempstead Town Industrial Development Agency, Adelphi
                      University, Civic Facility Revenue, 5.250% due 2/1/14              747,964
   860,000 Aaa*      Huntington Union Free School District, FGIC-Insured,
                      5.500% due 7/15/11                                                 966,511
                     Monroe County Industrial Development Agency, Civic Facility
                      Revenue, Nazareth College, (Rochester Project), MBIA-Insured:
   400,000 Aaa*         4.000% due 10/1/10                                               408,892
   415,000 Aaa*         4.000% due 10/1/11                                               419,602
   435,000 Aaa*         4.125% due 10/1/12                                               441,129
                     Nassau County Industrial Development Agency, Civic Facility
                      Revenue, Refunded, (Hofstra University Project), MBIA-Insured:
 1,250,000 AAA          5.250% due 7/1/13                                              1,372,313
 2,000,000 AAA          5.250% due 7/1/14+                                             2,187,040
 2,000,000 AAA       New York Educational Construction Fund, Series A,
                      MBIA-Insured, 6.500% due 4/1/04                                  2,130,920
 2,000,000 AAA       New York State Dormitory Authority, Revenue Bonds:
                      City University System, Consolidated Second General
                        Resolution, FGIC-Insured, 5.000% due 7/1/16                    2,073,920
   640,000 Aaa*        New York Law School, AMBAC-Insured, 5.200% due 7/1/08             704,525
 1,370,000 AAA         NYSARC, Inc., Series A, FSA-Insured, 5.000% due 7/1/12          1,466,791
 2,400,000 AAA         Refunded, City University, AMBAC-Insured,
                        5.750% due 7/1/12+                                             2,741,568
 3,500,000 AA-         Series B, 5.250% due 11/15/23+                                  3,733,415
   500,000 AAA         Siena College, MBIA-Insured, 5.000% due 7/1/10                    543,275
 1,100,000 AA          St. Thomas Aquinas, 5.000% due 7/1/14                           1,145,342
                       State University Dormitory Facilities, Lease Revenue:
 4,230,000 AA-          5.250% due 7/1/13+                                             4,573,603
 1,250,000 AA-          5.375% due 7/1/14                                              1,354,513
   725,000 AAA         Yeshiva University, AMBAC-Insured, 5.375% due 7/1/15              781,992
------------------------------------------------------------------------------------------------
                                                                                      28,910,135
------------------------------------------------------------------------------------------------
Finance -- 4.7%
                     City of Troy Municipal Assistance Corp., MBIA-Insured:
                       Series A:
 1,080,000 AAA          5.000% due 1/15/08                                             1,172,048
 1,100,000 AAA          5.000% due 1/15/16                                             1,130,833
 1,990,000 AAA         Series B, zero coupon due 1/15/19                                 902,186
                     New York City Transitional Finance Authority Revenue,
                      Future Tax Secured:
 1,600,000 AAA          Series B, MBIA-Insured, 5.250% due 5/1/12                      1,760,752
 1,000,000 AA+          Series C, 5.375% due 2/1/15                                    1,069,670
------------------------------------------------------------------------------------------------
                                                                                       6,035,489
------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


   10 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           NOVEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                          SECURITY                             VALUE
-------------------------------------------------------------------------------------------
General Obligation -- 16.9%
                     Buffalo GO:
$  575,000 AAA         General Improvements, Series A, FSA-Insured,
                        4.500% due 11/15/14                                     $   584,217
 1,390,000 AAA         Parking Revenue, Series C, FSA-Insured,
                        4.500% due 11/15/14                                       1,412,282
 1,540,000 AAA         Series B, (Escrowed to maturity with U.S. government
                        securities), 4.750% due 2/1/16                            1,563,855
 1,000,000 AAA       Erie County Public Improvement Project GO, Series A,
                      FGIC-Insured, 5.750% due 10/1/11                            1,127,150
 1,000,000 AA-       Monroe County Public Improvement Project GO, Series A,
                      6.000% due 3/1/18                                           1,158,070
 1,000,000 AAA       Nassau County GO, Combined Sewer District, Series E,
                      MBIA-Insured, 5.400% due 5/1/10                             1,107,880
                     New York City GO:
 2,000,000 A           Series A, 7.000% due 8/1/04+                               2,141,160
 1,000,000 AAA         Series B, MBIA/IBC-Insured, 4.900% due 8/1/09              1,075,700
                     New York State GO:
   400,000 A-1+        Series H, Sub-Series H-3, 1.300% due 8/1/21 (b)              400,000
   700,000 A-1+        Sub-Series E5, 1.300% due 8/1/17 (b)                         700,000
   435,000 AAA       Niagara County GO, Environmental Infrastructure, Series A,
                      MBIA-Insured, 5.250% due 8/15/13                              479,131
   630,000 Aaa*      Nyack Union Free School District GO, FGIC-Insured,
                      5.250% due 12/15/15                                           690,543
                     Pulaski Center School District GO, FGIC-Insured:
   445,000 Aaa*        5.000% due 6/15/11                                           483,590
   780,000 Aaa*        5.000% due 6/15/12                                           847,743
                     Roslyn Union Free School District GO:
   750,000 Aa2*        4.250% due 10/15/10                                          784,673
   940,000 Aa2*        4.250% due 10/15/11                                          971,067
   930,000 Aa2*        4.250% due 10/15/12                                          953,724
 1,880,000 AAA       Suffolk County Public Improvement GO, Refunded, Series A,
                      MBIA-Insured, 5.250% due 4/1/13                             2,050,610
                     Yonkers GO, FGIC-Insured:
 1,125,000 AAA         Series A, 5.000% due 9/1/14                                1,181,081
 2,050,000 AAA         Series C, 5.000% due 6/1/15                                2,127,777
-------------------------------------------------------------------------------------------
                                                                                 21,840,253
-------------------------------------------------------------------------------------------
Government Facilities -- 5.9%
                     New York State Urban Development Corp., Revenue Bonds,
                      Series A:
 5,000,000 AA-          5.500% due 1/1/17+                                        5,405,500
 1,900,000 AA-          Correctional Facilities, 6.500% due 1/1/09+               2,200,447
-------------------------------------------------------------------------------------------
                                                                                  7,605,947
-------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


   11 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           NOVEMBER 30, 2002


   FACE
  AMOUNT    RATING(a)                           SECURITY                              VALUE
----------------------------------------------------------------------------------------------
Hospitals -- 3.7%
$   500,000 AAA       East Rochester, NY Housing Authority Revenue,
                       North Park Nursing Home, GNMA-Collateralized,
                       4.350% due 10/20/11                                          $  514,835
                      New York State Dormitory Authority, Revenue Bonds:
  1,000,000 AA-         Mental Health Services Facilities Improvement,
                         6.000% due 2/15/12                                          1,142,640
  1,500,000 AAA         Municipal Health Facility Improvement Program, Series 1,
                         FSA-Insured, 5.500% due 1/15/14                             1,639,650
    500,000 Ba3*        Nyack Hospital, Series A, 6.250% due 7/1/13                    415,760
  1,000,000 AAA         Presbyterian Hospital, Series A, AMBAC/FHA-Insured,
                         5.500% due 2/15/07                                          1,103,250
----------------------------------------------------------------------------------------------
                                                                                     4,816,135
----------------------------------------------------------------------------------------------
Housing: Multi-Family -- 0.9%
  1,000,000 AAA       New York State Housing Corp., (Battery Park City Project),
                       6.000% due 11/1/03                                            1,028,470
     95,000 NR        North Tonawanda Housing Development Corp., Mortgage
                       Revenue, Bishop Gibbons, Series B, FHA-Insured,
                       6.350% due 12/15/02                                              95,103
----------------------------------------------------------------------------------------------
                                                                                     1,123,573
----------------------------------------------------------------------------------------------
Industrial Development -- 5.4%
    535,000 A         Amherst Industrial Development Agency, Lease Revenue, Multi-
                       Surface Rink Complex, Series A, (Escrowed to maturity with
                       U.S. government securities), 5.050% due 10/1/05 (c)             577,747
    500,000 Baa1*     New York City IDA, Civil Facilities Revenue, (YMCA Greater NY
                       Project), 6.000% due 8/1/07                                     550,565
    600,000 AAA       New York City Industrial Development Agency, Civic Facility
                       Revenue, (New York University Project), AMBAC-Insured,
                       4.125% due 7/1/11                                               611,940
    605,000 AA-       Onondaga County IDA, (Syracuse Home Association Project),
                       5.000% due 12/1/13                                              625,116
  1,000,000 A         Syracuse IDA, Civic Facilities Revenue, (Crouse Health Inc.
                       Project), 5.000% due 1/1/10                                   1,021,470
                      Troy, NY IDA, Civic Facility Revenue, Rensselaer Polytechnic
                       Institution, Series A:
  1,150,000 A+           5.500% due 9/1/11                                           1,286,919
  1,100,000 A+           5.500% due 9/1/12                                           1,231,032
  1,000,000 A+           5.500% due 9/1/13                                           1,105,520
----------------------------------------------------------------------------------------------
                                                                                     7,010,309
----------------------------------------------------------------------------------------------
Life Care Systems -- 0.3%
    400,000 AA        New York State Dormitory Authority Revenue, Hebrew Home
                       for the Aged, FHA-Insured, 5.625% due 2/1/17                    417,820
----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


   12 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           NOVEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                            SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
Miscellaneous -- 7.9%
$1,575,000 BBB+      Albany Parking Authority Revenue, Series B,
                      5.250% due 10/15/12                                           $ 1,650,269
   500,000 A         Capital District Youth Center, Lease Revenue, LOC-Keybank,
                      6.000% due 2/1/17                                                 525,375
                     New York City Transitional Finance Authority Revenue:
 1,450,000 AA+         Future Tax Secured, Series A, 4.750% due 11/15/16              1,466,051
                       NYC Recovery, Series 3:
 1,300,000 A-1+         Sub-Series 3B, SPA-Insured, 1.400% due 11/1/22 (b)            1,300,000
   700,000 A-1+         Sub-Series 3G, 1.100% due 11/1/22 (b)                           700,000
   275,000 Aaa*      North Hempstead, FGIC-Insured, 5.000% due 5/15/12                  297,577
 1,395,000 AAA       Suffolk County Judicial Facilities Agency, Service Agreement
                      Revenue, John P. Cohalan Complex, AMBAC-Insured,
                      5.750% due 10/15/11                                             1,562,414
                     Virgin Islands Public Finance Authority Revenue, Series A:
 1,580,000 BBB-        5.300% due 10/1/11                                             1,638,950
 1,000,000 BBB-        5.500% due 10/1/13                                             1,031,980
-----------------------------------------------------------------------------------------------
                                                                                     10,172,616
-----------------------------------------------------------------------------------------------
Pollution Control -- 0.6%
   750,000 BBB       Essex County Industrial Development Agency, PCR,
                      5.700% due 7/1/16 (d)                                             760,590
-----------------------------------------------------------------------------------------------
Transportation -- 17.4%
                     Metropolitan Transit Authority New York, Dedicated Tax Fund,
                      Series A:
 3,000,000 AAA          FGIC-Insured, 5.250% due 11/15/11+                            3,315,300
 2,000,000 AAA          FSA-Insured, 5.500% due 11/15/13+                             2,226,800
                     New York State Thruway Authority:
 1,545,000 AA-         General Revenue, Series E, 5.000% due 1/1/16                   1,599,801
                       Highway & Bridge Transportation Fund:
 1,000,000 AAA          Series A, FGIC-Insured, 5.500% due 4/1/16                     1,094,600
 1,500,000 AAA          Series B, MBIA-Insured, 5.250% due 4/1/11                     1,653,900
 1,600,000 AAA       Niagara Falls Bridge Commission, Toll Revenue, Series B,
                      FGIC-Insured, 5.250% due 10/1/15                                1,745,248
                     Port Authority of New York and New Jersey Special
                      Obligation Revenue:
 1,000,000 NR           4th Installment, (Special Project), 6.750% due 10/1/11        1,039,290
 3,000,000 AAA          FGIC-Insured, 5.500% due 11/15/11+                            3,283,620
                        JFK International Airport Terminal 6, MBIA-Insured:
 1,000,000 AAA           6.000% due 12/1/07                                           1,107,790
   415,000 AAA           6.250% due 12/1/10                                             476,802
                     Triborough Bridge & Tunnel Authority Revenue, General Purpose:
 2,000,000 AA-         Series A, 5.250% due 1/1/14                                    2,147,680
 2,595,000 AA-         Series B, 5.250% due 11/15/14                                  2,833,532
-----------------------------------------------------------------------------------------------
                                                                                     22,524,363
-----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


   13 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           NOVEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                          SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Utilities -- 4.3%
                     Long Island Power Authority, Electric System Revenue:
$1,000,000 AAA         FSA-Insured, 5.000% due 12/1/15                           $  1,050,850
 2,000,000 AAA         MBIA-Insured, 5.250% due 4/1/10                              2,179,120
   200,000 A-1+        Sub-Series 1B, Remarketed 5/23/01, 1.250% due 5/1/33 (b)       200,000
 2,200,000 A-1       New York State Energy Research and Development Authority,
                      PCR, NYS Electric & Gas, Remarketed 3/4/98,
                      1.200% due 10/1/29 (b)                                        2,200,000
--------------------------------------------------------------------------------------------
                                                                                    5,629,970
--------------------------------------------------------------------------------------------
Water and Sewer -- 9.6%
                     New York City Municipal Water Finance Authority,
                      Water & Sewer Systems Revenue, Series D:
 3,000,000 AA           5.000% due 6/15/12+                                         3,243,180
 3,250,000 AAA          MBIA-Insured, 5.000% due 6/15/15+                           3,412,272
                     New York State Environmental Facility Corp.
                      Clean Water & Drinking:
 1,900,000 AAA          Series C, 5.250% due 6/15/14                                2,038,947
 1,000,000 AAA          Series F, 5.250% due 6/15/14                                1,068,460
 1,390,000 AAA       Suffolk County Southwest Sewer District GO, MBIA-Insured,
                      6.000% due 2/1/07+                                            1,565,724
 1,000,000 AAA       Suffolk County Water Authority, Waterworks Revenue,
                      MBIA-Insured, 5.100% due 6/1/09                               1,095,230
--------------------------------------------------------------------------------------------
                                                                                   12,423,813
--------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $124,804,911**)                                    $129,271,013
--------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service.
(b) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(c) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if the issuer has not applied for new ratings.
(d) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
 + All or a portion of this security has been segregated for open futures contracts commitments.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 15 and 16 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


   14 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA -- Bonds rated "AAA" have the highest rating assigned by Standard &
       Poor's. Capacity to pay interest and repay principal is extremely strong.
AA  -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in highest rated categories.
BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest pay- ments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in
       Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear some- what larger than in Aaa securities.
A   -- Bonds rated "A" possess many favorable investment attributes and are to be consid- ered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds rated "Baa" are considered as medium grade obligations,
       i.e., they are neither highly protected nor poorly secured.
       Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack out- standing investment characteristics and in fact have speculative characteristics as well.
Ba  -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B   -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
NR -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

   15 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

 SHORT-TERM SECURITY RATINGS (UNAUDITED)


A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess over- whelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 SECURITY DESCRIPTIONS (UNAUDITED)
ABAG   --Association of Bay Area Governments
AIG    --American International Guaranty
AMBAC  --American Municipal Bond Assurance Corporation
BIG    --Bond Investors Guaranty
CGIC   --Capital Guaranty Insurance Company
COP    --Certificate of Participation
EDA    --Economic Development Authority
FGIC   --Financial Guaranty Insurance Company
FHA    --Federal Housing Administration
FHLMC  --Federal Home Loan Mortgage Corporation
FLAIRS --Floating Adjustable Interest Rate Securities
FNMA   --Federal National Mortgage Association
FSA    --Financial Security Assurance
GIC    --Guaranteed Investment Contract
GNMA   --Government National Mortgage Association
GO       --General Obligation
HFA      --Housing Finance Authority
IDA      --Industrial Development Authority
IDB      --Industrial Development Board
IDR      --Industrial Development Revenue
INFLOS   --Inverse Floaters
LOC      --Letter of Credit
MBIA     --Municipal Bond Investors Assurance Corporation
MBIA/IBC --Municipal Bond Investors Assurance Corporation Insured Bond
            Certificates
MVRICS   --Municipal Variable Rate Inverse Coupon Security
PCR      --Pollution Control Revenue
RIBS     --Residual Interest Bonds
VA       --Veterans Administration
VRDD     --Variable Rate Daily Demand
VRWE     --Variable Rate Wednesday Demand


   16 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                           NOVEMBER 30, 2002


ASSETS:
  Investments, at value (Cost -- $124,804,911)                       $129,271,013
  Cash                                                                     35,404
  Interest receivable                                                   1,591,428
  Receivable for Fund shares sold                                       1,029,699
---------------------------------------------------------------------------------
  Total Assets                                                        131,927,544
---------------------------------------------------------------------------------
LIABILITIES:
  Payable to broker -- variation margin                                   108,281
  Dividends payable                                                        96,094
  Investment advisory fee payable                                          44,863
  Administration fee payable                                               34,549
  Distribution fees payable                                                 7,769
  Accrued expenses                                                         32,477
---------------------------------------------------------------------------------
  Total Liabilities                                                       324,033
---------------------------------------------------------------------------------
Total Net Assets                                                     $131,603,511
---------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest                         $     14,746
  Capital paid in excess of par value                                 128,251,729
  Undistributed net investment income                                      99,509
  Accumulated net realized loss from security transactions             (1,897,793)
  Net unrealized appreciation of investments and futures contracts      5,135,320
---------------------------------------------------------------------------------
Total Net Assets                                                     $131,603,511
---------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                              11,745,767
--------------------------------------------------------
  Class L                                                               1,752,561
--------------------------------------------------------
  Class O                                                               1,248,135
--------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                            $8.92
--------------------------------------------------------
  Class L (and redemption price)                                            $8.93
--------------------------------------------------------
  Class O *                                                                 $8.92
--------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 2.04% of net asset value per share)         $9.10
--------------------------------------------------------
  Class O (net asset value plus 1.01% of net asset value per share)         $9.01
---------------------------------------------------------------------------------

* Redemption price is NAV of Class O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.


   17 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS                    FOR THE YEAR ENDED NOVEMBER 30, 2002




INVESTMENT INCOME:
  Interest                                                          $4,657,877
------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)                                     313,917
  Administration fee (Note 2)                                          209,279
  Distribution fees (Note 2)                                           204,824
  Shareholder communications                                            42,177
  Custody                                                               33,545
  Audit and legal                                                       29,184
  Shareholder and system servicing fees                                 23,074
  Registration fees                                                     11,947
  Directors' fees                                                       11,698
  Other                                                                  5,279
------------------------------------------------------------------------------
  Total Expenses                                                       884,924
  Less: Investment advisory and administration fee waiver (Note 2)    (101,291)
------------------------------------------------------------------------------
  Net Expenses                                                         783,633
------------------------------------------------------------------------------
Net Investment Income                                                3,874,244
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 5 AND 6):
  Realized Loss From Security Transactions
  (excluding short-term securities):
   Proceeds from sales                                               7,809,150
   Cost of securities sold                                           7,962,884
------------------------------------------------------------------------------
  Net Realized Loss                                                   (153,734)
------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation (Note 1)                   2,272,780
------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                        2,119,046
------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $5,993,290
------------------------------------------------------------------------------


                      See Notes to Financial Statements.


   18 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS



                                                                     For the Years Ended November 30,
                                                                         2002             2001
-----------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                              $  3,874,244     $ 3,051,395
  Net realized loss                                                      (153,734)        (31,729)
  Increase in net unrealized appreciation                               2,272,780       1,474,267
-----------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                                5,993,290       4,493,933
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                                (3,861,765)     (3,068,010)
-----------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                       (3,861,765)     (3,068,010)
-----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                                     69,841,775      35,081,853
  Net asset value of shares issued for reinvestment of dividends        2,754,019       2,145,208
  Cost of shares reacquired                                           (30,942,574)     (9,027,735)
-----------------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                  41,653,220      28,199,326
-----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                 43,784,745      29,625,249
NET ASSETS:
  Beginning of year                                                    87,818,766      58,193,517
-----------------------------------------------------------------------------------------------------
  End of year*                                                       $131,603,511     $87,818,766
-----------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:      $99,509         $(5,982)
-----------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


   19 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies

Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") is a separate non-diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and four other separate investment funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney S&P 500 Index Fund and Smith Barney Mid Cap Core Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f ) direct expenses are charged to the Fund and each class; investment advisory fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At November 30, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions


   20 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders
under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $340,712 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and ( j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement December 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended November 30, 2002, interest income increased by $3,160, net realized loss increased by $507 and the change in net unrealized appreciation of investments decreased by $2,653. In addition, the Fund recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $93,519 to reflect the cumulative effect of this change up to the date of the adoption.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 2002, SBFM waived $68,007 of its investment advisory fee.


   21 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at the annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 2002, SBFM waived $33,284 of its administration fee.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended November 30, 2002, the Fund paid transfer agent fees of $16,163 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

On July 22, 2002, the Fund's Class L shares were renamed Class O shares. In addition, new Class L shares were created and were being issued at net asset value without an initial sales charge or contingent deferred sales charge ("CDSC"). Shares that are exchanged and are not already subject to a deferred sales charge, may be subject to a 1.00% deferred sales charge if redemption occurs within one year of the date of the exchange.

There are maximum initial sales charges of 2.00% and 1.00% for Class A and O shares, respectively. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in aggregate. These purchases do not incur an initial sales charge. Class O shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the year ended November 30, 2002, SSB received sales charges of approximately $389,000 and $23,000 on sales of the Fund's Class A and O shares, respectively. In addition, for the year ended November 30, 2002, CDSCs paid to SSB were approximately $13,000 and $4,000 for Class A and O shares, respectively.


   22 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, L and O shares, calculated at the annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class L and O shares calculated at the annual rate of 0.60% and 0.20% of the average daily net assets, respectively.

For the year ended November 30, 2002, total Distribution Plan fees incurred were:

                                                   Class A  Class O Class L
---------------------------------------------------------------------------
Distribution Plan Fees                             $134,269 $37,533 $33,022
---------------------------------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Fund Concentration

Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible concentration risk, associated with economic, political or legal developments or industrial or regional matters specifically affecting New York.

5. Investments

During the year ended November 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------------------------
Purchases                                                    $44,580,781
------------------------------------------------------------------------
Sales                                                          7,809,150
------------------------------------------------------------------------


   23 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

At November 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------------------------
Gross unrealized appreciation                                $5,210,918
Gross unrealized depreciation                                  (648,644)
------------------------------------------------------------------------
Net unrealized appreciation                                  $4,562,274
------------------------------------------------------------------------

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's bases in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At November 30, 2002, the Fund held the following futures contracts:

                      Number of               Basis      Market    Unrealized
                      Contracts Expiration    Value      Value        Gain
  ---------------------------------------------------------------------------
  To Sell:
  U.S. Treasury Notes    330       3/03    $37,335,312 $36,666,094  $669,218
  ---------------------------------------------------------------------------


   24 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

7. Capital Loss Carryforward

At November 30, 2002, the Fund had, for Federal income tax purposes, approximately $1,228,000 of loss carryforwards available to offset any future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below. Expiration occurs on November 30 of the year indicated:

                                 2003    2004     2007     2008    2009
-------------------------------------------------------------------------
Carryforward Amounts           $337,000 $76,000 $454,000 $329,000 $32,000
-------------------------------------------------------------------------

8. Income Tax Information and Distributions to Shareholders

At November 30, 2002, the tax basis components of distributable earnings were:

--------------------------------------------------------------
Tax-exempt income                                  $   105,407
--------------------------------------------------------------
Accumulated capital loss                            (1,228,574)
--------------------------------------------------------------
Unrealized appreciation                              4,562,274
--------------------------------------------------------------

The differences between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to mark-to-market gain (loss) on futures contracts for tax purposes.

The tax character of distributions paid during the year ended November 30, 2002 was:

------------------------------------------------------------
Tax-exempt income                                  $3,861,765
Long-term capital loss                                     --
------------------------------------------------------------
Total                                              $3,861,765
------------------------------------------------------------

   25 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

9. Shares of Beneficial Interest

At November 30, 2002, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                     Year Ended               Year Ended
                                 November 30, 2002*        November 30, 2001
                              ------------------------  ----------------------
                                Shares       Amount       Shares      Amount
-------------------------------------------------------------------------------
Class A
Shares sold                    5,108,243  $ 45,402,799  3,393,236  $29,711,377
Shares issued on reinvestment    265,819     2,346,218    218,854    1,904,640
Shares reacquired             (2,632,491)  (23,271,715)  (899,829)  (7,898,980)
-------------------------------------------------------------------------------
Net Increase                   2,741,571  $ 24,477,302  2,712,261  $23,717,037
-------------------------------------------------------------------------------
Class L
Shares sold                    2,371,550  $ 21,408,054         --           --
Shares issued on reinvestment     10,826        97,192         --           --
Shares reacquired               (629,815)   (5,653,339)        --           --
-------------------------------------------------------------------------------
Net Increase                   1,752,561  $ 15,851,907         --           --
-------------------------------------------------------------------------------
Class O+
Shares sold                      345,402  $  3,030,922    614,032  $ 5,370,476
Shares issued on reinvestment     35,256       310,609     27,656      240,568
Shares reacquired               (228,802)   (2,017,520)  (129,934)  (1,128,755)
-------------------------------------------------------------------------------
Net Increase                     151,856  $  1,324,011    511,754  $ 4,482,289
-------------------------------------------------------------------------------

* Transactions for Class L shares are for the period from July 22, 2002 (inception date) to November 30, 2002.
+ On July 22, 2002 Class L shares were renamed Class O shares.

   26 Intermediate Maturity New York Municipal Fund | 2002 Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class A Shares                                  2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/   1998
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $ 8.70   $ 8.46    $ 8.28    $ 8.76    $ 8.57
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)(3)/                     0.33     0.37      0.39      0.38      0.40
  Net realized and unrealized gain (loss)/(3)/      0.22     0.24      0.18     (0.48)     0.19
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 0.55     0.61      0.57     (0.10)     0.59
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.33)   (0.37)    (0.39)    (0.38)    (0.40)
------------------------------------------------------------------------------------------------
Total Distributions                                (0.33)   (0.37)    (0.39)    (0.38)    (0.40)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $ 8.92   $ 8.70    $ 8.46    $ 8.28    $ 8.76
------------------------------------------------------------------------------------------------
Total Return                                        6.45%    7.24%     7.04%    (1.18)%    7.01%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $104,823  $78,293   $53,248   $59,896   $54,624
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(2)/                                     0.69%    0.65%     0.75%     0.73%     0.70%
  Net investment income/(3)/                        3.76     4.20      4.67      4.47      4.59
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                8%       9%       10%       23%       53%
------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The investment adviser has waived all or part of its fees for each of the years in the five-year period ended November 30, 2002. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                        Per Share Decreases to            Expense Ratios
                         Net Investment Income          Without Fee Waivers
                     ----------------------------- -----------------------------
                     2002  2001  2000  1999  1998  2002  2001  2000  1999  1998
                     ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
Class A              $0.01 $0.01 $0.01 $0.01 $0.02 0.79% 0.79% 0.89% 0.88% 0.89%

(3) The Fund adopted the change in the accounting method discussed in Note 1 to the financial statements for the year ended November 30, 2002. However, this change was less than $0.01, $0.01 and 0.01% for the net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.


   27 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout the period ended November 30:

Class L Shares                                                    2002/(1)(2)/
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $ 8.95
-----------------------------------------------------------------------------
Income From Operations:
 Net investment income/(3)/                                            0.09
 Net realized and unrealized gain                                     0.00 *
-----------------------------------------------------------------------------
Total Income From Operations                                           0.09
-----------------------------------------------------------------------------
Less Distributions From:
 Net investment income                                                (0.11)
-----------------------------------------------------------------------------
Total Distributions                                                   (0.11)
-----------------------------------------------------------------------------
Net Asset Value, End of Period                                       $ 8.93
-----------------------------------------------------------------------------
Total Return                                                           1.00%++
-----------------------------------------------------------------------------
Net Assets, End of Period (000s)                                    $15,649
-----------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(3)/                                                         1.37%+
 Net investment income                                                 2.90+
-----------------------------------------------------------------------------
Portfolio Turnover Rate                                                   8%
-----------------------------------------------------------------------------

(1) For the period July 22, 2002 (inception date) to November 30, 2002.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The investment adviser has waived all or part of its fees for the period ended November 30, 2002. If such fees were not waived, the per share effect of the net investment income and annualized expense ratio would have been as follows:

                        Per Share Decrease to   Expense Ratio
                        Net Investment Income Without Fee Waiver
                        --------------------- ------------------
                                2002                 2002
                                ----                 ----
                Class L        $0.00*               1.41%+

 *   Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


  28  Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class O Shares/(1)/                           2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(3)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $ 8.69    $ 8.46    $ 8.27    $ 8.76    $ 8.57
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(4)(5)/                  0.31      0.35      0.37      0.37      0.38
  Net realized and unrealized gain (loss)(5)     0.23      0.23      0.19     (0.50)     0.19
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.54      0.58      0.56     (0.13)     0.57
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.31)    (0.35)    (0.37)    (0.36)    (0.38)
-----------------------------------------------------------------------------------------------
Total Distributions                             (0.31)    (0.35)    (0.37)    (0.36)    (0.38)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $ 8.92    $ 8.69    $ 8.46    $ 8.27    $ 8.76
-----------------------------------------------------------------------------------------------
Total Return                                     6.30%     6.87%     6.97%    (1.49)%    6.79%
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $11,132    $9,526    $4,946    $4,957    $4,247
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                                  0.95%     0.92%     0.94%     0.92%     0.89%
  Net investment income/(5)/                     3.52      3.93      4.48      4.28      4.38
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             8%        9%       10%       23%       53%
-----------------------------------------------------------------------------------------------

(1) On July 22, 2002, Class L shares were renamed Class O shares.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) The investment adviser has waived all or part of its fees for each of the years in the five-year period ended November 30, 2002. If such fees were not waived, the per share effect on net investment income and expense ratios would have been as follows:

                        Per Share Decreases to            Expense Ratios
                         Net Investment Income          Without Fee Waivers
                     ----------------------------- -----------------------------
                     2002  2001  2000  1999  1998  2002  2001  2000  1999  1998
                     ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
Class O              $0.01 $0.01 $0.01 $0.01 $0.01 1.05% 1.06% 1.08% 1.07% 1.09%

(5) The Fund adopted the change in the accounting method discussed in Note 1 to the financial statements for the year ended November 30, 2002. However, this change was less than $0.01, $0.01 and 0.01% for the net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.


 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended November 30, 2002:
   . 100% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax and New York State income tax purposes.


   29 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Trustees
of Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") of Smith Barney Investment Trust ("Trust") as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                        /s/ KPMG
New York, New York
January 13, 2003


   30 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)

Information about Trustees and Officers

The business and affairs of the Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") are managed under the direction of the Smith Barney Investment Trust's ("Trust") Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                        Number of
                                      Term of                          Portfolios
                                    Office* and       Principal          in Fund        Other
                        Position(s)   Length        Occupation(s)        Complex     Trusteeships
     Name, Address       Held with    of Time        During Past       Overseen by     Held by
        and Age            Fund       Served           5 Years           Trustee       Trustee
---------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:

Herbert Barg              Trustee      Since    Retired                    44            None
1460 Drayton Lane                      1995
Wynnewood, PA 19096
Age 79

Dwight B. Crane           Trustee      Since    Professor, Harvard         51            None
Harvard Business School                1995     Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 65

Burt N. Dorsett           Trustee      Since    President, Dorsett         28            None
201 East 62nd Street                   1991     McCabe Capital
Apt. 3C                                         Management Inc.;
New York, NY 10021                              Chief Investment
Age 72                                          Officer, Leeb Capital
                                                Management, Inc.

Elliot S. Jaffe           Trustee      Since    Chairman of the Board      28      Zweig Total
The Dress Barn Inc.                    1991     of The Dress Barn Inc.             Return Fund;
Executive Office                                                                   Zweig Fund, Inc.
30 Dunnigan Drive
Suffern, NY 10901
Age 76

Stephen E. Kaufman        Trustee      Since    Attorney                   62            None
Stephen E. Kaufman PC                  1995
277 Park Avenue
47th Floor
New York, NY 10172
Age 70

Joseph J. McCann          Trustee      Since    Retired                    28            None
200 Oak Park Place                     1995
Pittsburgh, PA 15243
Age 72

Cornelius C. Rose, Jr.    Trustee      Since    Chief Executive            28            None
Meadowbrook Village                    1991     Officer, Performance
Building 1, Apt. 6                              Learning Systems
West Lebanon, NY 03784
Age 70


    31 Intermediate Maturity New York Municipals Fund  | 2002 Annual Report
                                to Shareholders

                                                                          Number of
                                      Term of                            Portfolios
                                    Office* and        Principal           in Fund      Other
                      Position(s)     Length         Occupation(s)         Complex   Trusteeships
   Name, Address       Held with      of Time         During Past        Overseen by   Held by
      and Age            Fund         Served            5 Years            Trustee     Trustee
-------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:

R. Jay Gerken**      Chairman,         Since    Managing Director of         226         None
Salomon Smith Barney President and     2002     SSB; President and
("SSB")              Chief                      Chief Executive Officer
399 Park Avenue      Executive                  of Smith Barney Fund
4th Floor            Officer                    Management LLC
New York, NY 10022                              ("SBFM"), Travelers
Age 51                                          Investment Adviser,
                                                Inc. ("TIA") and Citi
                                                Fund Management Inc.
OFFICERS:

Lewis E. Daidone     Senior Vice       Since    Managing Director of         N/A         N/A
SSB                  President and     1995     SSB; Chief Financial
125 Broad Street     Chief                      Officer and Treasurer of
11th Floor           Administrative             mutual funds affiliated
New York, NY 10004   Officer                    with Citigoup Inc.;
Age 45                                          Director and Senior
                                                Vice President of SBFM
                                                and TIA

Richard L. Peteka    Chief             Since    Director of SSB;             N/A         N/A
SSB                  Financial         2002     Director and Head of
125 Broad Street     Officer and                Internal Control for
11th Floor           Treasurer                  Citigroup Asset
New York, NY 10004                              Management U.S.
Age 41                                          Mutual Fund
                                                Administration from
                                                1999-2002; Vice
                                                President, Head of
                                                Mutual Fund
                                                Administration and
                                                Treasurer of
                                                Oppenheimer Capital
                                                from 1996-1999

Joseph P. Deane      Vice President    Since    Managing Director of         N/A         N/A
SSB                  and               1999     SSB; Investment Officer
399 Park Avenue      Investment                 of SBFM
New York, NY 10022   Officer
Age 53

Kaprel Ozsolak       Controller        Since    Vice President of SSB        N/A         N/A
SSB                                    2002
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor   Secretary         Since    Managing Director of         N/A         N/A
SSB                                    1995     SSB; General Counsel
300 First Stamford                              and Secretary of SBFM
Place                                           and TIA
Stamford, CT 06902
Age 51

--------
  *Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and its affiliates.


   32 Intermediate Maturity New York Municipals Fund | 2002 Annual Report to
                                 Shareholders

                                  SMITH BARNEY
                                  INTERMEDIATE
                       MATURITY NEW YORK MUNICIPALS FUND



                            TRUSTEES                INVESTMENT ADVISER
                            Herbert Barg            AND ADMINISTRATOR
                            Dwight B. Crane         Smith Barney Fund
                            Burt N. Dorsett          Management LLC
                            R. Jay Gerken, Chairman
                            Elliot S. Jaffe         DISTRIBUTOR
                            Stephen E. Kaufman      Salomon Smith Barney Inc.
                            Joseph J. McCann
                            Cornelius C. Rose, Jr.  CUSTODIAN
                                                    State Street Bank and
                            OFFICERS                 Trust Company
                            R. Jay Gerken
                            President and Chief     TRANSFER AGENT
                            Executive Officer       Citicorp Trust Bank, fsb.
                                                    125 Broad Street, 11th Floor
                            Lewis E. Daidone        New York, New York 10004
                            Senior Vice
                            President and Chief     SUB-TRANSFER AGENT
                            Administrative Officer  PFPC Global Fund Services
                                                    P.O. Box 9699
                            Richard L. Peteka       Providence, Rhode Island
                            Chief Financial         02940-9699
                            Officer and Treasurer

                            Joseph P. Deane
                            Vice President and
                            Investment Officer

                            Kaprel Ozsolak
                            Controller

                            Christina T. Sydor
                            Secretary

  Smith Barney Intermediate Maturity
  New York Municipals Fund




  This report is submitted for the general information of shareholders of Smith Barney Investment Trust -- Smith Barney Intermediate Maturity New York Municipals Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after February 28, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY INTERMEDIATE MATURITY
  NEW YORK MUNICIPALS FUND
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds

         SALOMON SMITH BARNEY
 ----------------------------
  A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0311 1/03                                                             03-4329

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                              LARGE CAPITALIZATION
                                   GROWTH FUND
--------------------------------------------------------------------------------
              STYLE PURE SERIES | ANNUAL REPORT | NOVEMBER 30, 2002

                 [LOGO] Smith Barney
                        Mutual Funds

                 Your Serious Money, Professionally Managed.(SM)

             -------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
             -------------------------------------------------------

[PHOTO OMITTED]

ALAN J. BLAKE
PORTFOLIO MANAGER

--------------------------------------------------------------------------------
ALAN J. BLAKE
--------------------------------------------------------------------------------

Alan J. Blake has more than 25 years of securities business experience and has managed the Fund since its inception.

Education: BS from Lehigh University, MS from the State University of New York.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations. Large capitalization companies are those with total market capitalizations of $5 billion or more at the time of investment.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
August 29, 1997

MANAGER'S INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
25 Years

                                     CLASS A          CLASS B         CLASS L
--------------------------------------------------------------------------------
NASDAQ                                SBLGX            SBLBX           SLCCX
--------------------------------------------------------------------------------
INCEPTION                            8/29/97          8/29/97         8/29/97
--------------------------------------------------------------------------------

[TEARDROP ART] Style Pure Series

Annual Report o November 30, 2002

SMITH BARNEY LARGE
CAPITALIZATION GROWTH FUND
--------------------------------------------------------------------------------

Average Annual Total Returns as of November 30, 2002*

                                          Without Sales Charges(1)

                                   Class A           Class B            Class L
--------------------------------------------------------------------------------
One-Year                           (18.42)%          (19.01)%           (19.06)%
--------------------------------------------------------------------------------
Five-Year                            6.55              5.75               5.74
--------------------------------------------------------------------------------
Since Inception+                     6.89              6.10               6.09
--------------------------------------------------------------------------------

                                          With Sales Charges(2)

                                   Class A           Class B            Class L
--------------------------------------------------------------------------------
One-Year                           (22.51)%          (23.06)%           (20.68)%
--------------------------------------------------------------------------------
Five-Year                            5.46              5.59               5.53
--------------------------------------------------------------------------------
Since Inception+                     5.85              6.10               5.88
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+     Inception date for Class A, B and L shares is August 29, 1997.

--------------------------------------------------------------------------------

What's Inside

Your Investment in the Smith Barney Large
   Capitalization Growth Fund .............................................    1

Letter to Our Shareholders ................................................    2

Fund at a Glance ..........................................................    5

Historical Performance ....................................................    6

Value of $10,000 ..........................................................    9

Schedule of Investments ...................................................   10

Statement of Assets and Liabilities .......................................   12

Statement of Operations ...................................................   13

Statements of Changes in Net Assets .......................................   14

Notes to Financial Statements .............................................   15

Financial Highlights ......................................................   19

Independent Auditors' Report ..............................................   22

Additional Information ....................................................   23

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money Professionally Managed.(SM)

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

================================================================================
                      YOUR INVESTMENT IN THE SMITH BARNEY
                        LARGE CAPITALIZATION GROWTH FUND
================================================================================

[CLIP ART] The Potential of Global Market Leadership

Alan and his team carefully comb the investment universe to identify those companies that are leaders in their industries. They believe that companies with product, distribution and service strength on a global scale are best positioned for future growth.

[CLIP ART] A "Buy and Hold" Approach

Alan and his team look to strictly adhere to a "buy and hold" strategy in order to keep the Fund's turnover low and allow their investments the potential to grow and flourish over time. Of course, there is no guarantee that portfolio turnover will not increase in the future.

[CLIP ART] The Smith Barney Solution to Funds that Stray -- The Style Pure
           Series

The Style Pure Series is a selection of Smith Barney Mutual Funds that are the basic building blocks of asset allocation. This series of funds attempt to stay invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their financial professionals.

[CLIP ART] A Distinguished History of Managing Your Serious Money

Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney with the unparalleled global reach of its parents, Citigroup Inc.

At Citigroup Asset Management, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed global solutions.


1   Smith Barney Large Capitalization Growth Fund |
                                              2002 Annual Report to Shareholders

Dear Shareholder,

Please allow me to introduce myself as the new Chairman of the Board, President and Chief Executive Officer of the Smith Barney Investment Trust, replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Board of Trustees, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Smith Barney Large Capitalization Growth Fund's ("Fund") manager by providing you with these shareholder letters semi-annually.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed herein is the annual report for the Fund for the year ended November 30, 2002. In this report, the Fund's manager summarizes what he believes to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken
Chairman, President and
Chief Executive Officer


2   Smith Barney Large Capitalization Growth Fund |
                                              2002 Annual Report to Shareholders

Performance Review

For the year ended November 30, 2002, the Fund's Class A shares, without sales charges, returned negative 18.42%. In comparison, the S&P 500 Index(1) returned negative 16.51% for the same period.

Portfolio Manager Market Overview

The past year was a very difficult one for equity investors, and the third calendar quarter of 2002 was the worst three-month period for equity markets since the fourth quarter of 1987. We believe, however, that the third quarter of 2002 marked the end of the latter phase of the bear market. If the late 1990s was a period marked by irrational exuberance in the stock market, where stocks detached from underlying fundamentals on the upside, we believe that in 2002, we witnessed the mirror image of this emotional behavior on the part of market participants, with the valuation of securities disconnecting from the fundamentals on the downside. When market sentiment becomes so overwhelmingly negative, while equity liquidations peak and it seems that nothing in the market is working, we believe history would indicate that we have reached the end of a decline.

We believe that the U.S. economy will strengthen as we move into 2003. We feel that U.S. monetary policy is extremely accommodative, refinancings are at record levels, and interest rates and inflation both remain low. As bad as the business news may appear, we do not feel that corporate earnings are falling off a cliff. While difficulties remain in certain sectors (technology and telecommunications, most prominently), we feel that the majority of businesses are slowly recovering. The unknown factor in this scenario is consumer confidence, which is influenced by the daily headlines regarding corporate integrity and geopolitical issues centered in the Middle East. It is our opinion that these concerns will slowly move to the back burner as they approach resolution and should have a decreased effect on stock market valuations.

In our opinion, this has been a very painful decline, on a par with that of 1973-1974. However, we feel the situation has created values that have not been available in some time. A number of what we feel are world-class franchise companies, in which we would typically invest, are now trading at levels we have not seen in over a decade.

We remain convinced in our belief that that a portfolio of leadership position companies, with balance sheet strength and strong management could be a rewarding investment over the next cycle.

Portfolio Manager Fund Overview

The Fund was negatively impacted by continued weakness in its technology sector holdings, with our overweighted position in semiconductors and related technologies (Intel Corp., Motorola Inc., Texas Instruments Inc., Xilinx, Inc.), magnifying the negative returns. However, as detailed earlier, we believe that underlying fundamentals and stock prices had detached, and we were able to increase positions in these areas at what we believe to be very favorable valuations. Financial stocks were a mixed blessing for the Fund, as regional bank stocks (Wells Fargo & Co., Bank One Corp.) contributed positive returns but were offset by weakness in the brokerage stocks (Merrill Lynch & Co., Inc., Morgan Stanley). We believe the brokerage stocks are proxies for the economy as a whole, and we therefore expect a recovery in these stocks in line with our economic outlook for 2003. Pharmaceutical and consumer stocks were also mixed, with pockets of strength (Wm. Wrigley Jr. Co., The Procter & Gamble Co., The Gillette Co.) offset by areas of weakness (Merck & Co. Inc., Eli Lilly & Co., The Coca-Cola Co.).

We believe that one of our smaller positions, Tyco International Ltd., became somewhat of a lightening rod for all that was perceived to have gone wrong in corporate America. We feel that the Tyco Board of Directors has responded quickly, bringing in Ed Breen, former President of Motorola Inc. who has acted swiftly to bring his own team on board. We believe that he may return the company to a leadership position in its various business segments.

----------
(1) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


3   Smith Barney Large Capitalization Growth Fund |
                                              2002 Annual Report to Shareholders

Portfolio Manager Market and Fund Outlook

In our opinion, with the bear market ending, our view of the market going forward has grown more constructive. We have increased the Fund's weightings in more aggressive areas, such as technology and have slightly decreased the weightings in more defensive areas (consumer and pharmaceuticals). We believe that 2003 should be the first year in a new bull market cycle and as such, we want to be positioned in what we feel are the "best of the breed" within the large cap growth sector, with an emphasis on companies that we feel have balance sheet strength and that we believe can make market share gains.

Thank you for your investment in the Smith Barney Large Capitalization Growth Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Alan J. Blake


Alan J. Blake
Vice President and
Investment Officer

December 16, 2002

The information provided in this letter by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 10 and 11 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of November 30, 2002 and are subject to change.


4   Smith Barney Large Capitalization Growth Fund |
                                              2002 Annual Report to Shareholders

================================================================================
                 Smith Barney Large Capitalization Growth Fund
                            at a Glance (unaudited)
================================================================================

--------------------------------------------------------------------------------
Top Ten Holdings*+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. Berkshire Hathaway Inc., Class A Shares ............................... 6.0%

 2. Pfizer Inc. ........................................................... 5.2

 3. The Gillette Co. ...................................................... 5.0

 4. Intel Corp. ........................................................... 5.0

 5. Dell Computer Corp. ................................................... 4.7

 6. Amazon.com, Inc. ...................................................... 4.6

 7. Merrill Lynch & Co., Inc. ............................................. 4.6

 8. Microsoft Corp. ....................................................... 4.6

 9. The Coca-Cola Co. ..................................................... 4.5

10. Wm. Wrigley Jr. Co. ................................................... 3.9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Industry Diversification*+
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                         2.5%       Banks
                         6.7%       Brokerage Services
                         2.6%       Capital Goods
                        19.7%       Consumer Goods
                         8.7%       Consumer Services
                        17.2%       Healthcare
                         8.6%       Insurance
                        11.5%       Semiconductors
                        12.4%       Software/PC's
                         7.1%       Telecommunications
                         3.0%       Other

--------------------------------------------------------------------------------
                            Investment Breakdown*++
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                         0.1%       Repurchase Agreement
                        99.9%       Common Stock

* All information is as of November 30, 2002. Please note that Fund holdings are subject to change.

+     As a percentage of total common stock.

++    As a percentage of total investments.


5   Smith Barney Large Capitalization Growth Fund |
                                              2002 Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                                   Net Asset Value
                               ----------------------
                               Beginning        End         Income         Capital Gain         Total
Year Ended                      of Year       of Year      Dividends       Distributions      Returns(1)+
=========================================================================================================
11/30/02                        $20.30        $16.56        $0.00             $0.00             (18.42)%
---------------------------------------------------------------------------------------------------------
11/30/01                         22.31         20.30         0.00              0.00              (9.01)
---------------------------------------------------------------------------------------------------------
11/30/00                         23.94         22.31         0.00              0.04              (6.67)
---------------------------------------------------------------------------------------------------------
11/30/99                         17.41         23.94         0.00              0.33              39.50
---------------------------------------------------------------------------------------------------------
11/30/98                         12.28         17.41         0.02              0.01              42.12
---------------------------------------------------------------------------------------------------------
Inception* -- 11/30/97           11.88         12.28         0.00              0.00               3.37++
=========================================================================================================
Total                                                       $0.02             $0.38
=========================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                                   Net Asset Value
                               ----------------------
                               Beginning        End         Income         Capital Gain         Total
Year Ended                      of Year       of Year      Dividends       Distributions      Returns(1)+
=========================================================================================================
11/30/02                        $19.67        $15.93        $0.00             $0.00             (19.01)%
---------------------------------------------------------------------------------------------------------
11/30/01                         21.78         19.67         0.00              0.00              (9.69)
---------------------------------------------------------------------------------------------------------
11/30/00                         23.56         21.78         0.00              0.04              (7.42)
---------------------------------------------------------------------------------------------------------
11/30/99                         17.26         23.56         0.00              0.33              38.51
---------------------------------------------------------------------------------------------------------
11/30/98                         12.26         17.26         0.01              0.01              41.02
---------------------------------------------------------------------------------------------------------
Inception* -- 11/30/97           11.88         12.26         0.00              0.00               3.20++
=========================================================================================================
Total                                                       $0.01             $0.38
=========================================================================================================

================================================================================
Historical Performance -- Class L Shares
================================================================================

                                   Net Asset Value
                               ----------------------
                               Beginning        End         Income         Capital Gain         Total
Year Ended                      of Year       of Year      Dividends       Distributions      Returns(1)+
=========================================================================================================
11/30/02                        $19.67        $15.92        $0.00             $0.00             (19.06)%
---------------------------------------------------------------------------------------------------------
11/30/01                         21.78         19.67         0.00              0.00              (9.69)
---------------------------------------------------------------------------------------------------------
11/30/00                         23.56         21.78         0.00              0.04              (7.42)
---------------------------------------------------------------------------------------------------------
11/30/99                         17.26         23.56         0.00              0.33              38.51
---------------------------------------------------------------------------------------------------------
11/30/98                         12.26         17.26         0.01              0.01              41.02
---------------------------------------------------------------------------------------------------------
Inception* -- 11/30/97           11.88         12.26         0.00              0.00               3.20++
=========================================================================================================
Total                                                       $0.01             $0.38
=========================================================================================================


6   Smith Barney Large Capitalization Growth Fund |
                                              2002 Annual Report to Shareholders

================================================================================
Historical Performance -- Class Y Shares
================================================================================

                                   Net Asset Value
                               ----------------------
                               Beginning        End         Income         Capital Gain         Total
Year Ended                      of Year       of Year      Dividends       Distributions      Returns(1)+
=========================================================================================================
11/30/02                        $20.61        $16.88        $0.00             $0.00             (18.10)%
---------------------------------------------------------------------------------------------------------
11/30/01                         22.57         20.61         0.00              0.00              (8.68)
---------------------------------------------------------------------------------------------------------
11/30/00                         24.14         22.57         0.00              0.04              (6.37)
---------------------------------------------------------------------------------------------------------
11/30/99                         17.49         24.14         0.00              0.33              40.00
---------------------------------------------------------------------------------------------------------
11/30/98                         12.29         17.49         0.02              0.01              42.61
---------------------------------------------------------------------------------------------------------
Inception* -- 11/30/97           12.66         12.29         0.00              0.00              (2.92)++
=========================================================================================================
Total                                                       $0.02             $0.38
=========================================================================================================

================================================================================
Historical Performance -- Class Z Shares
================================================================================

                                   Net Asset Value
                               ----------------------
                               Beginning        End         Income         Capital Gain         Total
Year Ended                      of Year       of Year      Dividends       Distributions      Returns(1)+
=========================================================================================================
11/30/02                        $20.51        $16.80        $0.00             $0.00             (18.09)%
---------------------------------------------------------------------------------------------------------
11/30/01                         22.46         20.51         0.00              0.00              (8.68)
---------------------------------------------------------------------------------------------------------
11/30/00                         24.02         22.46         0.00              0.04              (6.36)
---------------------------------------------------------------------------------------------------------
Inception* -- 11/30/99           19.48         24.02         0.00              0.33              25.08++
=========================================================================================================
Total                                                       $0.00             $0.37
=========================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Returns+
================================================================================

                                                      Without Sales Charges(1)
                                ---------------------------------------------------------------------
                                 Class A       Class B         Class L         Class Y       Class Z
=====================================================================================================
Year Ended 11/30/02              (18.42)%     (19.01)%         (19.06)%        (18.10)%      (18.09)%
-----------------------------------------------------------------------------------------------------
Five Years Ended 11/30/02          6.55         5.75             5.74            6.93           N/A
-----------------------------------------------------------------------------------------------------
Inception* through 11/30/02        6.89         6.10             6.09            6.14         (3.33)
=====================================================================================================

                                                       With Sales Charges(2)
                                ---------------------------------------------------------------------
                                Class A        Class B         Class L         Class Y       Class Z
=====================================================================================================
Year Ended 11/30/02             (22.51)%      (23.06)%        (20.68)%         (18.10)%      (18.09)%
-----------------------------------------------------------------------------------------------------
Five Years Ended 11/30/02         5.46          5.59            5.53             6.93           N/A
-----------------------------------------------------------------------------------------------------
Inception* through 11/30/02       5.85          6.10            5.88             6.14         (3.33)
=====================================================================================================


7   Smith Barney Large Capitalization Growth Fund |
                                              2002 Annual Report to Shareholders

================================================================================
Cumulative Total Returns+
================================================================================

                                                        Without Sales Charges(1)
================================================================================
Class A (Inception* through 11/30/02)                           41.95%
--------------------------------------------------------------------------------
Class B (Inception* through 11/30/02)                           36.49
--------------------------------------------------------------------------------
Class L (Inception* through 11/30/02)                           36.40
--------------------------------------------------------------------------------
Class Y (Inception* through 11/30/02)                           35.73
--------------------------------------------------------------------------------
Class Z (Inception* through 11/30/02)                          (12.39)
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Inception date for Class A, B and L shares is August 29, 1997. Inception dates for Class Y and Z shares are October 15, 1997 and January 4, 1999, respectively.

++ Total return is not annualized, as it may not be representative of the total return for the year.


8   Smith Barney Large Capitalization Growth Fund |
                                              2002 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

Value of $10,000 Invested in Class A, B and L Shares of the
Smith Barney Large Capitalization Growth Fund vs. S&P 500 Index+

--------------------------------------------------------------------------------

                          August 1997 -- November 2002

              Smith Barney Large   Smith Barney Large   Smith Barney Large
               Capitalization        Capitalization       Capitalization    S&P
               Growth Fund -         Growth Fund -        Growth Fund -     500
                   Class A              Class B              Class L       Index
                   -------              -------              -------       -----
Aug 29, 1997         9496                10000                9,900        10000
    Nov 1997         9816                10320                10217        10667
    Nov 1998        13950                14553                14407        13367
    Nov 1999        19460                20156                19955        16159
    Nov 2000        18161                18661                18474        15384
    Nov 2001        16525                16853                16685        13505
Nov 30, 2002        13480                13649                13504        11276

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares on August 29, 1997 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through November 30, 2002. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A, B and L shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


9   Smith Barney Large Capitalization Growth Fund |
                                              2002 Annual Report to Shareholders

================================================================================
Schedule of Investments                                        November 30, 2002
================================================================================

   SHARES                                 SECURITY                      VALUE
================================================================================
COMMON STOCK -- 99.9%

Banks -- 2.5%
   1,100,000     Bank One Corp.                                   $   43,439,000
     700,000     Wells Fargo & Co.                                    32,347,000
--------------------------------------------------------------------------------
                                                                      75,786,000
--------------------------------------------------------------------------------
Biotechnology -- 1.2%
   1,100,000     Genentech, Inc.+                                     36,300,000
--------------------------------------------------------------------------------
Brokerage Services -- 6.7%
   3,200,000     Merrill Lynch & Co., Inc.                           139,200,000
   1,400,000     Morgan Stanley                                       63,336,000
--------------------------------------------------------------------------------
                                                                     202,536,000
--------------------------------------------------------------------------------
Capital Goods -- 2.6%
   1,800,000     General Electric Co.                                 48,780,000
   1,600,000     Tyco International Ltd.                              28,544,000
--------------------------------------------------------------------------------
                                                                      77,324,000
--------------------------------------------------------------------------------
Consumer Durables -- 1.8%
   2,000,000     The Home Depot, Inc.                                 52,840,000
--------------------------------------------------------------------------------
Consumer Goods -- 19.6%
   6,000,000     Amazon.com, Inc.+                                   140,100,000
   3,000,000     The Coca-Cola Co.                                   136,920,000
   5,000,000     The Gillette Co.                                    151,600,000
     550,000     The Procter & Gamble Co.                             46,200,000
   2,200,000     Wm. Wrigley Jr. Co.                                 118,338,000
--------------------------------------------------------------------------------
                                                                     593,158,000
--------------------------------------------------------------------------------
Consumer Services -- 8.7%
   6,000,000     AOL Time Warner, Inc.+                               98,220,000
   2,500,000     USA Interactive+                                     69,500,000
   4,800,000     The Walt Disney Co.                                  95,136,000
--------------------------------------------------------------------------------
                                                                     262,856,000
--------------------------------------------------------------------------------
Healthcare -- 17.2%
   2,500,000     Amgen Inc.+                                         118,000,000
   1,200,000     Eli Lilly & Co.                                      81,960,000
   1,400,000     Johnson & Johnson                                    79,828,000
   1,400,000     Merck & Co. Inc.                                     83,174,000
   5,000,000     Pfizer Inc.                                         157,700,000
--------------------------------------------------------------------------------
                                                                     520,662,000
--------------------------------------------------------------------------------
Insurance -- 8.6%
   1,200,000     American International Group, Inc.                   78,180,000
       2,500     Berkshire Hathaway Inc., Class A Shares+            180,750,000
--------------------------------------------------------------------------------
                                                                     258,930,000
--------------------------------------------------------------------------------
Semiconductors -- 11.5%
   7,200,000     Intel Corp.                                         150,336,000
   5,500,000     Texas Instruments Inc.                              110,605,000
   3,500,000     Xilinx, Inc.+                                        86,240,000
--------------------------------------------------------------------------------
                                                                     347,181,000
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


10   Smith Barney Large Capitalization Growth Fund |
                                              2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            November 30, 2002
================================================================================

   SHARES                                 SECURITY                      VALUE
================================================================================

Software/PC's -- 12.4%
   5,000,000     Dell Computer Corp.+                             $  142,850,000
   5,000,000     Juniper Networks, Inc.+                              48,700,000
   2,400,000     Microsoft Corp.+                                    138,768,000
   2,500,000     Veritas Software Corp.+                              45,450,000
--------------------------------------------------------------------------------
                                                                     375,768,000
--------------------------------------------------------------------------------
Telecommunications -- 7.1%
  10,000,000     CIENA Corp.+                                         66,500,000
   5,000,000     Cisco Systems, Inc.+                                 74,600,000
   6,500,000     Motorola Inc.                                        73,970,000
--------------------------------------------------------------------------------
                                                                     215,070,000
--------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost -- $3,213,657,455)                          3,018,411,000
================================================================================

    FACE
   AMOUNT                                 SECURITY                      VALUE
================================================================================
REPURCHASE AGREEMENT -- 0.1%
$  2,927,000     Merrill Lynch & Co., Inc., 1.300% due 12/2/02;
                   Proceeds at maturity -- $2,927,317; (Fully
                   collateralized by U.S. Treasury Strips, 0.000%
                   to 8.750% due 2/15/13 to 11/15/27; Market
                   value -- $3,014,815) (Cost -- $2,927,000)           2,927,000
================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $3,216,584,455**)                       $3,021,338,000
================================================================================

+     Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


11   Smith Barney Large Capitalization Growth Fund |
                                              2002 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                            November 30, 2002
================================================================================

ASSETS:
     Investments, at value (Cost -- $3,216,584,455)                      $ 3,021,338,000
     Cash                                                                            851
     Receivable for securities sold                                            4,219,063
     Receivable for Fund shares sold                                           3,565,814
     Dividends and interest receivable                                         3,089,711
-----------------------------------------------------------------------------------------
     Total Assets                                                          3,032,213,439
-----------------------------------------------------------------------------------------
LIABILITIES:
     Management fee payable                                                    1,795,351
     Payable for Fund shares purchased                                         1,012,020
     Distribution fees payable                                                   460,383
     Accrued expenses                                                            573,765
-----------------------------------------------------------------------------------------
     Total Liabilities                                                         3,841,519
-----------------------------------------------------------------------------------------
Total Net Assets                                                         $ 3,028,371,920
=========================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                          $       186,258
     Capital paid in excess of par value                                   3,476,479,798
     Accumulated net realized loss from security transactions               (253,047,681)
     Net unrealized depreciation of investments                             (195,246,455)
-----------------------------------------------------------------------------------------
Total Net Assets                                                         $ 3,028,371,920
=========================================================================================
Shares Outstanding:
     Class A                                                                  43,600,800
     ------------------------------------------------------------------------------------
     Class B                                                                  61,622,673
     ------------------------------------------------------------------------------------
     Class L                                                                  44,105,594
     ------------------------------------------------------------------------------------
     Class Y                                                                  29,148,645
     ------------------------------------------------------------------------------------
     Class Z                                                                   7,780,683
     ------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                      $         16.56
     ------------------------------------------------------------------------------------
     Class B *                                                           $         15.93
     ------------------------------------------------------------------------------------
     Class L **                                                          $         15.92
     ------------------------------------------------------------------------------------
     Class Y (and redemption price)                                      $         16.88
     ------------------------------------------------------------------------------------
     Class Z (and redemption price)                                      $         16.80
     ------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)   $         17.43
     ------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $         16.08
=========================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


12   Smith Barney Large Capitalization Growth Fund |
                                              2002 Annual Report to Shareholders

================================================================================
Statement of Operations                     For the Year Ended November 30, 2002
================================================================================

INVESTMENT INCOME:
     Dividends                                                                     $  30,148,400
     Interest                                                                             68,230
-------------------------------------------------------------------------------------------------
     Total Investment Income                                                          30,216,630
-------------------------------------------------------------------------------------------------
EXPENSES:
     Management fee (Note 2)                                                          24,761,592
     Distribution fees (Note 2)                                                       21,436,587
     Shareholder and system servicing fees                                             3,693,926
     Custody                                                                             183,280
     Shareholder communications                                                          132,444
     Trustees' fees                                                                       86,032
     Registration fees                                                                    84,472
     Audit and legal                                                                      55,477
     Other                                                                                35,904
-------------------------------------------------------------------------------------------------
     Total Expenses                                                                   50,469,714
-------------------------------------------------------------------------------------------------
Net Investment Loss                                                                  (20,253,084)
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions (excluding short-term securities):
       Proceeds from sales                                                           444,479,509
       Cost of securities sold                                                       671,887,845
-------------------------------------------------------------------------------------------------
     Net Realized Loss                                                              (227,408,336)
-------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation) of Investments:
       Beginning of year                                                             306,504,773
       End of year                                                                  (195,246,455)
-------------------------------------------------------------------------------------------------
     Increase in Net Unrealized Depreciation                                        (501,751,228)
-------------------------------------------------------------------------------------------------
Net Loss on Investments                                                             (729,159,564)
-------------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                             $(749,412,648)
=================================================================================================

                       See Notes to Financial Statements.


13   Smith Barney Large Capitalization Growth Fund |
                                              2002 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets             For the Years Ended November 30,
================================================================================

                                                                            2002               2001
=========================================================================================================
OPERATIONS:
     Net investment loss                                              $   (20,253,084)   $   (27,542,246)
     Net realized loss                                                   (227,408,336)       (23,383,141)
     Increase in net unrealized depreciation                             (501,751,228)      (333,728,874)
---------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Operations                              (749,412,648)      (384,654,261)
---------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 8):
     Net proceeds from sale of shares                                     695,417,951      1,050,177,592
     Cost of shares reacquired                                           (705,187,219)      (682,788,492)
---------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Fund Share Transactions        (9,769,268)       367,389,100
---------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                   (759,181,916)       (17,265,161)

NET ASSETS:
     Beginning of year                                                  3,787,553,836      3,804,818,997
---------------------------------------------------------------------------------------------------------
     End of year                                                      $ 3,028,371,920    $ 3,787,553,836
=========================================================================================================

                       See Notes to Financial Statements.


14   Smith Barney Large Capitalization Growth Fund |
                                              2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

Smith Barney Large Capitalization Growth Fund ("Fund") is a separate diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and four other separate investment funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Mid Cap Core Fund and Smith Barney S&P 500 Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and asked price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; interest income is recorded on an accrual basis; (e) realized gains or losses on the sale of securities are calculated based on the specific identification method; (f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At November 30, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, accumulated net investment loss amounting to $20,253,084 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this charge; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC"), and Primerica Shareholder Services ("PSS") act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSSare responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended November 30, 2002, the Fund paid transfer agent fees of $2,738,352 to CTB.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. In addition, SSB and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended November 30, 2002, SSB and its affiliates received brokerage commissions of $12,500.


15   Smith Barney Large Capitalization Growth Fund |
                                              2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2002, SSB and its affiliates received sales charges of approximately $1,017,000 and $1,060,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended November 30, 2002, CDSCs paid to SSB and its affiliates were approximately:

                                  Class A          Class B          Class L
================================================================================
CDSCs                             $2,000         $2,805,000        $113,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended November 30, 2002, total Distribution Plan fees incurred were:

                                  Class A         Class B            Class L
================================================================================
Distribution Plan Fees          $1,971,142      $11,618,830        $7,846,615
================================================================================

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended November 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $421,760,073
--------------------------------------------------------------------------------
Sales                                                                444,479,509
================================================================================

At November 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $ 285,111,040
Gross unrealized depreciation                                      (481,349,193)
--------------------------------------------------------------------------------
Net unrealized depreciation                                       $(196,238,153)
================================================================================

4. Repurchase Agreements

The Fund purchases, and its custodian takes possession of, U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


16   Smith Barney Large Capitalization Growth Fund |
                                              2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

5. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded interest income. Loans of securities by the Fund are collateralized by cash. U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At November 30, 2002, the Fund did not have any securities on loan.

6. Capital Loss Carryforward

At November 30, 2002, the Fund had, for Federal income tax purposes, approximately $153,696,000 of unused capital loss carryforwards available to offset future capital gains expiring November 30, 2010. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurrs on November 30 of the year indicated:

                                                   2009                 2010
================================================================================
Carryforward amounts                           $ 23,915,000         $129,781,000
================================================================================

7. Income Tax Information and Distributions to Shareholders

At November 30, 2002, the tax basis components of distributable earnings were:

================================================================================
Undistributed ordinary income                                                --
--------------------------------------------------------------------------------
Accumulated capital losses                                        $(153,695,779)
--------------------------------------------------------------------------------
Unrealized depreciation                                            (196,238,153)
================================================================================

The difference between book basis and tax basis unrealized depreciation for the Fund is attributable primarily to wash sale loss deferrals.

In addition the Fund had $98,360,204 of capital losses after October 31, 2000 which were deferred for tax purposes to the first day of the following fiscal year.


17   Smith Barney Large Capitalization Growth Fund |
                                              2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

8. Shares of Beneficial Interest

At November 30, 2002, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                         Year Ended                            Year Ended
                                      November 30, 2002                     November 30, 2001
                              --------------------------------      --------------------------------
                                 Shares              Amount            Shares            Amount
====================================================================================================
Class A
Shares sold                    10,549,973        $ 187,986,874       14,934,550       $ 311,674,743
Shares reacquired             (11,868,706)        (200,974,756)      (8,534,083)       (174,463,378)
----------------------------------------------------------------------------------------------------
Net Increase (Decrease)        (1,318,733)       $ (12,987,882)       6,400,467       $ 137,211,365
====================================================================================================
Class B
Shares sold                     5,127,902        $  89,858,186        9,496,070       $ 195,257,206
Shares reacquired             (17,279,132)        (284,074,076)     (16,539,151)       (331,393,094)
----------------------------------------------------------------------------------------------------
Net Decrease                  (12,151,230)       $(194,215,890)      (7,043,081)      $(136,135,888)
====================================================================================================
Class L
Shares sold                     7,548,751        $ 132,702,374       13,883,525       $ 287,490,072
Shares reacquired             (10,364,399)        (170,019,078)      (7,791,041)       (155,147,603)
----------------------------------------------------------------------------------------------------
Net Increase (Decrease)        (2,815,648)       $ (37,316,704)       6,092,484       $ 132,342,469
====================================================================================================
Class Y
Shares sold                    13,540,186        $ 246,737,031        8,614,913       $ 177,761,638
Shares reacquired                (913,207)         (14,798,312)         (54,540)         (1,115,259)
----------------------------------------------------------------------------------------------------
Net Increase                   12,626,979        $ 231,938,719        8,560,373       $ 176,646,379
====================================================================================================
Class Z
Shares sold                     2,054,770        $  38,133,486        3,694,798       $  77,993,933
Shares reacquired              (2,132,228)         (35,320,997)      (1,020,112)        (20,669,158)
----------------------------------------------------------------------------------------------------
Net Increase (Decrease)           (77,458)       $   2,812,489        2,674,686       $  57,324,775
====================================================================================================


18   Smith Barney Large Capitalization Growth Fund |
                                              2002 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class A Shares                                   2002(1)           2001(1)          2000(1)           1999(1)          1998(1)
================================================================================================================================
Net Asset Value, Beginning of Year             $   20.30       $     22.31       $     23.94       $     17.41       $    12.28
--------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
     Net investment loss                           (0.04)            (0.05)            (0.10)            (0.06)           (0.04)
     Net realized and unrealized gain (loss)       (3.70)            (1.96)            (1.49)             6.92             5.20
--------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                (3.74)            (2.01)            (1.59)             6.86             5.16
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income                            --                --                --                --            (0.02)
     Net realized gains                               --                --             (0.04)            (0.33)           (0.01)
     Capital                                          --                --             (0.00)*              --               --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   --                --             (0.04)            (0.33)           (0.03)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $   16.56       $     20.30       $     22.31       $     23.94       $    17.41
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                      (18.42)%           (9.01)%           (6.67)%           39.50%           42.12%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $ 721,935       $   911,789       $   859,170       $   770,392       $  324,664
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
     Expenses                                       1.16%             1.13%             1.12%             1.15%            1.19%
     Net investment loss                           (0.24)            (0.26)            (0.39)            (0.27)           (0.38)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               13%                8%                8%                9%              14%
================================================================================================================================

Class B Shares                                   2002(1)           2001(1)          2000(1)           1999(1)          1998(1)
================================================================================================================================
Net Asset Value, Beginning of Year             $   19.67       $     21.78       $     23.56       $     17.26       $    12.26
--------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
     Net investment loss                           (0.17)            (0.21)            (0.29)            (0.22)           (0.17)
     Net realized and unrealized gain (loss)       (3.57)            (1.90)            (1.45)             6.85             5.19
--------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                (3.74)            (2.11)            (1.74)             6.63             5.02
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
     Net investment income                            --                --                --                --            (0.01)
     Net realized gains                               --                --             (0.04)            (0.33)           (0.01)
     Capital                                          --                --             (0.00)*              --               --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   --                --             (0.04)            (0.33)           (0.02)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $   15.93       $     19.67       $     21.78       $     23.56       $    17.26
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                      (19.01)%           (9.69)%           (7.42)%           38.51%           41.02%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $ 981,395       $ 1,451,091       $ 1,760,246       $ 1,710,004       $  636,464
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
     Expenses                                       1.89%             1.89%             1.86%             1.89%            1.95%
     Net investment loss                           (0.98)            (1.03)            (1.14)            (1.01)           (1.14)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               13%                8%                8%                9%              14%
================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
*     Amount represents less than $0.01 per share.


19   Smith Barney Large Capitalization Growth Fund |
                                              2002 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class L Shares                                   2002(1)           2001(1)          2000(1)           1999(1)         1998(1)(2)
================================================================================================================================
Net Asset Value, Beginning of Year             $   19.67       $     21.78       $     23.56       $     17.26       $    12.26
--------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
     Net investment loss                           (0.17)            (0.21)            (0.28)            (0.22)           (0.17)
     Net realized and unrealized gain (loss)       (3.58)            (1.90)            (1.46)             6.85             5.19
--------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                (3.75)            (2.11)            (1.74)             6.63             5.02
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
     Net investment income                            --                --                --                --            (0.01)
     Net realized gains                               --                --             (0.04)            (0.33)           (0.01)
     Capital                                          --                --             (0.00)*              --               --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   --                --             (0.04)            (0.33)           (0.02)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $   15.92       $     19.67       $     21.78       $     23.56       $    17.26
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                      (19.06)%           (9.69)%           (7.42)%           38.51%           41.02%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $ 702,331       $   922,953       $   889,298       $   677,792       $  187,741
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
     Expenses                                       1.91%             1.89%             1.86%             1.89%            1.96%
     Net investment loss                           (1.00)            (1.03)            (1.14)            (1.01)           (1.14)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               13%                8%                8%                9%              14%
================================================================================================================================

Class Y Shares                                   2002(1)           2001(1)          2000(1)           1999(1)          1998(1)
================================================================================================================================
Net Asset Value, Beginning of Year             $   20.61       $     22.57       $     24.14       $     17.49       $    12.29
--------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
     Net investment (loss)                          0.03              0.02             (0.01)             0.02            (0.00)*
     Net realized and unrealized gain (loss)       (3.76)            (1.98)            (1.52)             6.96             5.23
--------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                (3.73)            (1.96)            (1.53)             6.98             5.23
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
     Net investment income                            --                --                --                --            (0.02)
     Net realized gains                               --                --             (0.04)            (0.33)           (0.01)
     Capital                                          --                --             (0.00)*              --               --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   --                --             (0.04)            (0.33)           (0.03)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $   16.88       $     20.61       $     22.57       $     24.14       $    17.49
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                      (18.10)%           (8.68)%           (6.37)%           40.00%           42.61%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $ 492,004       $   340,522       $   179,676       $   186,369       $  133,556
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
     Expenses                                       0.77%             0.77%             0.76%             0.78%            0.83%
     Net investment income (loss)                   0.16              0.10             (0.04)             0.09            (0.02)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               13%                8%                8%                9%              14%
================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.
*     Amount represents less than $0.01 per share.


20   Smith Barney Large Capitalization Growth Fund |
                                              2002 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class Z Shares                                   2002(1)         2001(1)         2000(1)      1999(1)(2)
==========================================================================================================
Net Asset Value, Beginning of Year             $   20.51       $   22.46       $   24.02       $  19.48
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
     Net investment income (loss)                   0.03            0.02           (0.01)          0.02
     Net realized and unrealized gain (loss)       (3.74)          (1.97)          (1.51)          4.85
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                (3.71)          (1.95)          (1.52)          4.87
----------------------------------------------------------------------------------------------------------
Less Distributions From:
     Net realized gains                               --              --           (0.04)         (0.33)
     Capital                                          --              --           (0.00)*           --
----------------------------------------------------------------------------------------------------------
Total Distributions                                   --              --           (0.04)         (0.33)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $   16.80       $   20.51       $   22.46       $  24.02
----------------------------------------------------------------------------------------------------------
Total Return                                      (18.09)%         (8.68)%         (6.36)%        25.08%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $ 130,707       $ 161,199       $ 116,429       $ 74,486
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
     Expenses                                       0.77%           0.77%           0.76%          0.78%+
     Net investment income (loss)                   0.14            0.10           (0.03)          0.11+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               13%              8%              8%             9%
==========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the period from January 4, 1999 (inception date) to November 30, 1999.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


21   Smith Barney Large Capitalization Growth Fund |
                                              2002 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

To the Shareholders and Board of Trustees of Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Large Capitalization Growth Fund ("Fund") of the Smith Barney Investment Trust ("Trust") as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all materials respects, the financial position of the Fund as of November 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                         /s/ KPMG LLP

New York, New York
January 13, 2003


22   Smith Barney Large Capitalization Growth Fund |
                                              2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited)
================================================================================

Information about Trustees and Officers

The business and affairs of the Smith Barney Large Capitalization Growth Fund ("Fund") are managed under the direction of the Smith Barney Investment Trust's ("Trust") Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Fund's sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445).

                                                                                               Number of
                                                 Term of                                      Portfolios
                                               Office* and           Principal                  in Fund              Other
                               Position(s)      Length of          Occupation(s)                Complex           Trusteeships
                                Held with         Time              During Past                Overseen             Held by
Name, Address and Age             Fund           Served             Five Years                by Trustee            Trustee
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:

Herbert Barg                    Trustee           Since     Retired                               44                 None
1460 Drayton Lane                                 1995
Wynnewood, PA 19096
Age 79

Dwight B. Crane                 Trustee           Since     Professor, Harvard Business           51                 None
Harvard Business School                           1995      School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 65

Burt N. Dorsett                 Trustee           Since     President of Dorsett McCabe           28                 None
201 East 62nd Street                              1991      Capital Management Inc.;
New York, NY 10021                                          Chief Investment Officer of
Age 72                                                      Leeb Capital Management, Inc.

Elliot S. Jaffe                 Trustee           Since     Chairman of the Board of              28        The Dress Barn Inc.;
The Dress Barn Inc.                               1991      The Dress Barn Inc.                             Zweig Total Return Fund;
Executive Office                                                                                            Zweig Fund, Inc.
30 Dunnigan Drive
Suffern, NY 10901
Age 76

Stephen E. Kaufman              Trustee           Since     Attorney                              62                 None
Stephen E. Kaufman PC                             1995
277 Park Avenue, 47th Floor
New York, NY 10172
Age 70

Joseph J. McCann                Trustee           Since     Retired                               28                 None
200 Oak Park Place                                1995
Pittsburgh, PA 15243
Age 72

Cornelius C. Rose, Jr.          Trustee           Since     Chief Executive Officer of            28                 None
Meadowbrook Village                               1991      Performance Learning Systems
Building 1, Apt. 6
West Lebanon, NY 03784
Age 70


23   Smith Barney Large Capitalization Growth Fund |
                                              2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                               Number of
                                                 Term of                                      Portfolios
                                               Office* and           Principal                  in Fund              Other
                               Position(s)      Length of          Occupation(s)                Complex           Trusteeships
                                Held with         Time              During Past                Overseen             Held by
Name, Address and Age             Fund           Served             Five Years                by Trustee            Trustee
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:

R. Jay Gerken**                 Trustee/          Since     Managing Director of                  226                None
SSB                             Chairman          2002      Salomon Smith Barney Inc.
399 Park Avenue, 4th Floor                                  ("SSB"); Chairman, President
New York, NY 10022                                          and Chief Executive Officer
Age 51                                                      of Smith Barney Fund Manage-
                                                            ment LLC("SBFM"), Travelers
                                                            Investment Adviser, Inc.
                                                            ("TIA") and Citi Fund Manage-
                                                            ment Inc.

OFFICERS:

Lewis E. Daidone                Senior Vice       Since     Managing Director of SSB;             N/A                 N/A
SSB                             President         1995      Chief Financial Officer and
125 Broad Street, 11th Floor    and Chief                   Treasurer of mutual funds
New York, NY 10004              Administrative              affiliated with Citigroup Inc.;
Age 45                          Officer                     Director and Senior Vice
                                                            President of SBFM and TIA

Richard L. Peteka               Chief             Since     Director of SSB; Director and
SSB                             Financial         2002      Head of Internal Control for
125 Broad Street, 11th Floor    Officer and                 Citigroup Asset Management U.S.
New York, NY 10004              Treasurer                   Mutual Fund Administration
Age 41                                                      from 1999-2002; Vice President,
                                                            Head of Mutual Fund Adminis-
                                                            tration and Treasurer of
                                                            Oppenheimer Capital from
                                                            1996-1999

Alan J. Blake                   Vice President    Since     Managing Director of SSB and          N/A                 N/A
SSB                             and Investment    1999      Investment Officer of SBFM
399 Park Avenue, 4th Floor      Officer
New York, NY 10022
Age 52

Kaprel Ozsolak                  Controller        Since     Vice President of SSB                 N/A                 N/A
SSB                                               2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Christina T. Sydor              Secretary         Since     Managing Director of SSB;             N/A                 N/A
SSB                                               1995      General Counsel and Secretary
300 First Stamford Place                                    of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 51

----------
* Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
** Mr. Gerken is a Trustee who is an "interested person" of the Fund as defined in the Investment Company Act of 1940 because Mr. Gerken is an officer of SBFM and its affiliates.


24   Smith Barney Large Capitalization Growth Fund |
                                              2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
    SMITH BARNEY
LARGE CAPITALIZATION
     GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES

Herbert Barg
Dwight B. Crane
Burt N. Dorsett
R. Jay Gerken, Chairman
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Alan J. Blake
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund Management LLC

DISTRIBUTORS

Salomon Smith Barney Inc.
PFS Distributors, Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Primerica Shareholder Services
P.O. Box 9662
Providence, Rhode Island
02940-9662

--------------------------------------------------------------------------------

Smith Barney Large Capitalization Growth Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Investment Trust -- Smith Barney Large Capitalization Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after February 28, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

        SALOMON SMITH BARNEY
----------------------------
A member of citigroup [LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD1380 1/03                                                              03-4315

--------------------------------------------------------------------------------

                                 SMITH BARNEY
                               MID CAP CORE FUND
--------------------------------------------------------------------------------

           STYLE PURE SERIES  |  ANNUAL REPORT  |  NOVEMBER 30, 2002



                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]

Larry Weissman
    LAWRENCE B. WEISSMAN, PORTFOLIO MANAGER

[PHOTO]

Susan Kempler
 SUSAN KEMPLER, PORTFOLIO MANAGER

         Style Pure Series
   [GRAPHIC]

 Annual Report . November 30, 2002

 SMITH BARNEY
 MID CAP CORE FUND

      LAWRENCE B. WEISSMAN

      Lawrence B. Weissman, CFA, has more than 17 years of securities business experience.

      Education: BS in Economics from Cornell University, MBA in Finance from Columbia University.

      SUSAN KEMPLER

      Susan Kempler has more than 15 years of securities business experience.

      Education: BS in Economics from Wharton School of Business, University of Pennsylvania.

      FUND OBJECTIVE

      The Fund seeks long-term growth of capital by investing at least 80% of its assets in equity securities of medium-sized companies. Medium-sized companies are defined as companies whose market capitalizations are within the range of those in the S&P MidCap 400 Index at the time of the Fund's investment.

      FUND FACTS

      FUND INCEPTION
      September 1, 1998

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
      -----------------
      17 Years (Lawrence B. Weissman)
      15 Years (Susan Kempler)

          CLASS 1 CLASS A CLASS B CLASS L
-----------------------------------------
NASDAQ      N/A    SBMAX   SBMDX   SBMLX
-----------------------------------------
INCEPTION 9/12/00 9/1/98  9/1/98  9/1/98
-----------------------------------------

Average Annual Total Returns as of November 30, 2002*

                     Without Sales Charges/(1)/
                 Class 1  Class A  Class B  Class L
----------------------------------------------------
One-Year         (11.23)% (11.16)% (11.78)% (11.78)%
----------------------------------------------------
Since Inception+  (14.93)    11.68    10.85    10.85
----------------------------------------------------

                       With Sales Charges/(2)/
                 Class 1  Class A  Class B  Class L
----------------------------------------------------
One-Year         (18.79)% (15.60)% (16.19)% (13.52)%
----------------------------------------------------
Since Inception+  (18.27)    10.34    10.68    10.58
----------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Inception date for Class A, B and L shares is September 1, 1998. Inception date for Class 1 shares is September 12, 2000.


What's Inside
Your Investment in the Smith Barney Mid Cap Core Fund .........................1
Letter to Our Shareholders ....................................................2
Fund at a Glance ..............................................................5
Historical Performance ........................................................6
Value of $10,000 ..............................................................8
Schedule of Investments .......................................................9
Statement of Assets and Liabilities ..........................................13
Statement of Operations ......................................................14
Statements of Changes in Net Assets ..........................................15
Notes to Financial Statements ................................................16
Financial Highlights .........................................................21
Independent Auditors' Report .................................................24
Additional Information .......................................................25

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

             YOUR INVESTMENT IN THE SMITH BARNEY MID CAP CORE FUND


Portfolio managers Larry Weissman, Susan Kempler and their team follow a rigorous approach in identifying mid-cap companies with established track records that may not yet be recognized by the investment community.

[GRAPHIC] An Innovative Investment Discipline
          Larry, Susan and their team look for mid-cap companies having shareholder oriented management teams, sustainable competitive advantages, established leadership positions, and well-executed business plans.

[GRAPHIC] Unrecognized Core Companies with Growth Potential
          Your investment offers you the opportunity to participate in a Fund that seeks to invest in leading mid cap companies. We define core investing as investing across the spectrum of industries, including sectors that are normally thought of as either growth or value. We seek companies that exhibit predictable and consistent long-term growth and have attractive return potential relative to their growth expectations. We believe these companies exist across a wide variety of sectors and industries in the mid cap universe.

[GRAPHIC] The Smith Barney Solution to Funds that Stray--The Style
          Pure Series
          The Style Pure Series is a selection of Smith Barney Mutual Funds that are the basic building blocks of asset allocation. This series of funds attempts to stay fully invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their financial professionals.

[GRAPHIC] A Distinguished History of Managing Your Serious Money
          Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

          At Citigroup Asset Management, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.


     1 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

Dear Shareholder,

Please allow me to introduce myself as the new Chairman of the Board, President and Chief Executive Officer of the Smith Barney Investment Trust ("Trust"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Board of Trustees, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Smith Barney Mid Cap Core Fund's ("Fund") managers by providing you with these shareholder letters semi-annually.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed herein is the annual report for the Fund for the year ended November 30, 2002. In this report, the Fund's managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken
Chairman, President and
Chief Executive Officer



     2 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

Performance Review
For the year ended November 30, 2002, the Fund's Class A shares, without sales charges, returned negative 11.16%. In comparison, the S&P MidCap 400 Index ("S&P MidCap")/1/ returned negative 6.24% for the same period.

Portfolio Manager Market Overview
We continue to believe that the fundamental backdrop for the market is improving. Recent evidence suggests that earnings estimates have been brought down to achievable levels and the economy has begun to slowly pick up momentum. We believe that the third calendar quarter of 2002 was the first quarter in quite a while for which most companies reported earnings in-line with, or ahead of expectations. But the investment world remains skittish and skeptical. We expect to see continued market volatility but with a very different kind of market leadership from what we have seen over the past few years. With concerns about economic and competitive pressures, accounting issues and corporate responsibility, we look for the markets to return to a more basic focus on fundamentals such as cash flow growth and strong balance sheets. Our strategy has been to focus on companies with strong franchise positions that have the potential to grow in what we expect to be a relatively modest recovery. Companies with strong balance sheets and consistent cash flows should be in a position to drive shareholder value through re-investment within their existing business, acquisitions, share buybacks or even dividends.

The mid-capitalization asset class has been among the best performing asset classes over the last few years, and we believe that the favorable comparison of lower valuation and faster, more consistent earnings growth versus large capitalization stocks will continue to draw investor interest. By focusing on the higher quality end of the midcap sector, investors can participate in the potential growth and revaluation of the companies that we believe have the potential to become the blue chip companies of tomorrow. With interest rates at extraordinarily low levels and potential growth deeply discounted due to investors' near-term concerns, we believe quality midcap companies that are competitively well positioned and conservatively financed, offer a compelling investment opportunity as part of an investor's diversified investment portfolio.

Portfolio Manager Fund Overview
As we reported to you last period, we believe that the Fund's underperformance versus its benchmark, the S&P MidCap, is due to the Fund's bias towards more growth oriented companies which have been out of favor in a value-driven market. Despite declining absolute performance/2/ for both the Fund and the S&P MidCap, the Fund's relative performance has improved. Over the past six months, the Fund has outperformed the S&P MidCap. We believe the prospects for growth stocks have improved and the sector seems to have regained some of its market leadership. Our investment philosophy is to focus on what we believe to be growth stocks at reasonable prices, which should reflect their favorable fundamentals over time by outperforming the broader market. During the period, we maintained a stock selection strategy of buying companies that we believe exhibit strong fundamentals, including predictable and consistent growth in sales and profits, competitive advantages that could be more fully exploited, and led by shareholder-oriented management teams committed to long-term growth.

At the end of the period, the Fund had approximately 94% of its assets invested in equity securities, 5% of its assets invested in mid-cap futures and 1% of its assets invested in cash equivalents. The percentage of the Fund's assets held in S&P MidCap futures fluctuates over time as we attempt to take advantage of market volatility by purchasing stocks at what we believe are opportune times. At the end of the period, the median market capitalization of stocks held by the Fund was

--------
1The S&P MidCap is a market-value weighted index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation. Please note that an investor cannot invest directly in an index.
2For the six-month period ended November 30, 2002, the Fund's Class A shares, excluding the effects of all sales charges, returned negative 13.85%. In comparison, the S&P MidCap returned negative 14.63% for the same period. For the previous six-month period ended May 31, 2002, the Fund's Class A shares, excluding the effects of all sales charges, returned 3.11%. In comparison, the S&P MidCap returned 9.86% for the same period. Please note that six-month returns are cumulative figures and are not annualized. Because of market volatility, current returns may be higher or lower.


     3 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders approximately $3 billion, with the top ten holdings representing about 17% of net assets. As of the close of the period, the Fund's largest sector concentrations were in finance, technology and healthcare. While we continue to emphasize these sectors, we have selectively added to our holdings in several other areas including transportation and consumer services.

Although our largest holdings represent a number of different industries, we feel they all share inherent competitive advantages that we expect will result in stable and consistent growth. For example, Ambac Financial Group, Inc. provides financial guarantee products and other financial services to the public and private sectors around the world. We expect Ambac's municipal business to remain strong as a decline in municipality surpluses and credit quality should necessitate the issuance of bonds and increase the demand for insurance. Teva Pharmaceutical Industries Ltd. develops, manufactures and markets generic and specialty pharmaceuticals. They are the largest generic drug company in the world and we think that they should continue to benefit from a strong and broad new product pipeline and from increasing new generic drug opportunities. Lastly, we believe that International Flavors & Fragrances Inc. is a global leader in commercial flavors and fragrances and is increasing earnings by winning new business and cost savings from restructuring and synergies from a recent acquisition.

Portfolio Manager Market and Fund Outlook
In these admittedly trying times, we feel that we are managing the Fund relatively conservatively by maintaining diversification across sectors, industries and individual stocks. Although the market has been extremely volatile, we believe our focus on buying and holding companies that we perceive to have strong management teams and excellent competitive positions in the marketplace should help the Fund weather any future market corrections and may reward investors with consistent and superior performance.

Thank you for your investment in the Smith Barney Mid Cap Core Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


                  /s/ Lawrence Weissman     /s/ Susan Kempler

                  Lawrence B. Weissman, CFA Susan Kempler
                  Vice President and        Vice President and
                  Investment Officer        Investment Officer

December 26, 2002

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 9 through 12 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of November 30, 2002 and are subject to change.


     4 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

            SMITH BARNEY MID CAP CORE FUND at a Glance (unaudited)


 TOP TEN HOLDINGS*+

             1. Ambac Financial Group, Inc.................... 2.8%
             2. International Flavors & Fragrances Inc........ 2.0
             3. Investors Financial Services Corp............. 1.8
             4. Weatherford International Ltd................. 1.8
             5. Teva Pharmaceutical Industries Ltd............ 1.7
             6. National Commerce Financial Corp.............. 1.6
             7. Universal Health Services Inc., Class B Shares 1.6
             8. Gilead Sciences, Inc.......................... 1.6
             9. BEA Systems, Inc.............................. 1.5
            10. The BISYS Group, Inc.......................... 1.5


                          INDUSTRY DIVERSIFICATION*+


        [CHART]

Consumer Non-Durables    5.8%
Consumer Services        8.2%
Electronic Technology    8.7%
Finance                 20.1%
Health Services          4.7%
Health Technology        9.0%
Industrial Services      5.7%
Retail                   5.2%
Technology               9.1%
Utilities                4.5%
Other                   19.0%

                            INVESTMENT BREAKDOWN*++


                  [CHART]

Repurchase Agreement    5.4%
Common Stock           94.6%


* All information is as of November 30, 2002. Please note that Fund holdings are subject to change.
+ As a percentage of total common stock.
++As a percentage of total investments.


     5 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS 1 SHARES


                             Net Asset Value
                            ----------------------
                            Beginning        End    Income   Capital Gain      Total
Year Ended                   of Year       of Year Dividends Distributions  Returns/(1)+/
-----------------------------------------------------------------------------------------
11/30/02                     $18.70        $16.60    $0.00       $0.00        (11.23)%
----------------------------------------------------------------------------------------
11/30/01                      19.91         18.70     0.00        0.00         (6.08)
----------------------------------------------------------------------------------------
Inception* -- 11/30/00        25.17         19.91     0.00        1.33        (16.23)++
----------------------------------------------------------------------------------------
Total                                                $0.00       $1.33
----------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS A SHARES

                             Net Asset Value
                            ----------------------
                            Beginning        End    Income   Capital Gain      Total
Year Ended                   of Year       of Year Dividends Distributions  Returns/(1)+/
-----------------------------------------------------------------------------------------
11/30/02                     $18.63        $16.55    $0.00       $0.00        (11.16)%
----------------------------------------------------------------------------------------
11/30/01                      19.89         18.63     0.00        0.00         (6.33)
----------------------------------------------------------------------------------------
11/30/00                      17.74         19.89     0.00        1.47         19.59
----------------------------------------------------------------------------------------
11/30/99                      13.63         17.74     0.01        0.55         34.36
----------------------------------------------------------------------------------------
Inception* -- 11/30/98        11.40         13.63     0.00        0.00         19.56++
----------------------------------------------------------------------------------------
Total                                                $0.01       $2.02
----------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                             Net Asset Value
                            ----------------------
                            Beginning        End    Income   Capital Gain      Total
Year Ended                  of Year`       of Year Dividends Distributions  Returns/(1)+/
-----------------------------------------------------------------------------------------
11/30/02                     $18.16        $16.02    $0.00       $0.00        (11.78)%
----------------------------------------------------------------------------------------
11/30/01                      19.54         18.16     0.00        0.00         (7.06)
----------------------------------------------------------------------------------------
11/30/00                      17.58         19.54     0.00        1.47         18.68
----------------------------------------------------------------------------------------
11/30/99                      13.60         17.58     0.00        0.55         33.43
----------------------------------------------------------------------------------------
Inception* -- 11/30/98        11.40         13.60     0.00        0.00         19.30++
----------------------------------------------------------------------------------------
Total                                                $0.00       $2.02
----------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                             Net Asset Value
                            ----------------------
                            Beginning        End    Income   Capital Gain      Total
Year Ended                   of Year       of Year Dividends Distributions  Returns/(1)+/
-----------------------------------------------------------------------------------------
11/30/02                     $18.16        $16.02    $0.00       $0.00        (11.78)%
----------------------------------------------------------------------------------------
11/30/01                      19.54         18.16     0.00        0.00         (7.06)
----------------------------------------------------------------------------------------
11/30/00                      17.57         19.54     0.00        1.47         18.75
----------------------------------------------------------------------------------------
11/30/99                      13.60         17.57     0.00        0.55         33.35
----------------------------------------------------------------------------------------
Inception* -- 11/30/98        11.40         13.60     0.00        0.00         19.30++
----------------------------------------------------------------------------------------
Total                                                $0.00       $2.02
----------------------------------------------------------------------------------------


     6 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain      Total
Year Ended              of Year  of Year Dividends Distributions  Returns/(1)+/
-------------------------------------------------------------------------------
11/30/02                $18.82   $16.79    $0.00       $0.00        (10.79)%
------------------------------------------------------------------------------
11/30/01                 20.02    18.82     0.00        0.00         (5.99)
------------------------------------------------------------------------------
11/30/00                 17.78    20.02     0.00        1.47         20.06
------------------------------------------------------------------------------
Inception* -- 11/30/99   13.65    17.78     0.01        0.55         34.49++
------------------------------------------------------------------------------
Total                                      $0.01       $2.02
------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

                                             Without Sales Charges/(1)/
                                    --------------------------------------------
                                    Class 1  Class A  Class B  Class L  Class Y
--------------------------------------------------------------------------------
Year Ended 11/30/02                 (11.23)% (11.16)% (11.78)% (11.78)% (10.79)%
-------------------------------------------------------------------------------
Inception* through 11/30/02         (14.93)   11.68    10.85    10.85     7.89
-------------------------------------------------------------------------------

                                              With Sales Charges/(2)/
                                    --------------------------------------------
                                    Class 1  Class A  Class B  Class L  Class Y
--------------------------------------------------------------------------------
Year Ended 11/30/02                 (18.79)% (15.60)% (16.19)% (13.52)% (10.79)%
-------------------------------------------------------------------------------
Inception* through 11/30/02         (18.27)   10.34    10.68    10.58     7.89
-------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                                    Without Sales Charges/(1)/
------------------------------------------------------------------------------
Class 1 (Inception* through 11/30/02)                        (30.16)%
----------------------------------------------------------------------------
Class A (Inception* through 11/30/02)                         59.85
----------------------------------------------------------------------------
Class B (Inception* through 11/30/02)                         54.88
----------------------------------------------------------------------------
Class L (Inception* through 11/30/02)                         54.88
----------------------------------------------------------------------------
Class Y (Inception* through 11/30/02)                         35.41
----------------------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception date for Class A, B and L shares is September 1, 1998. Inception dates for Class 1 and Y shares are September 12, 2000 and December 3, 1998, respectively.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.


     7 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)

Value of $10,000 Invested in Class A, B and L Shares of the Smith Barney Mid
Cap Core Fund vs. S&P MidCap 400 Index+
--------------------------------------------------------------------------------
                        September 1998 -- November 2002

                                     [CHART]

               Smith Barney    Smith Barney    Smith Barney
                  Mid Cap        Mid Cap         Mid Cap
                Core Fund -     Core Fund -    Core Fund -    S&P MidCap 400
              Class A Shares  Class B Shares  Class L Shares       Index
              --------------  --------------  --------------  --------------
 Sep 1, 1998      $ 9,500        $10,000          $ 9,896        $10,000
    Nov 1998       11,358         11,930           11,806         12,505
    Nov 1999       15,261         15,918           15,743         15,178
    Nov 2000       18,251         18,891           18,694         17,552
    Nov 2001       17,094         17,557           17,374         17,856
Nov 30, 2002       15,186         15,388           15,326         16,747


+Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on September 1, 1998, assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, through November 30, 2002. The S&P MidCap 400 Index is a market-value weighted index, consisting of 400 domestic stocks chosen for market size liquidating and industry group representation. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A, B and L shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     8 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                                       NOVEMBER 30, 2002



    SHARES                     SECURITY                         VALUE
    -----------------------------------------------------------------------
    COMMON STOCK -- 94.6%
    Commercial Services -- 1.4%
    113,150 The Dun & Bradstreet Corp.*                      $    3,990,800
    105,250 Manpower Inc.                                         3,922,667
    165,050 TMP Worldwide Inc.*                                   2,404,778
    138,700 Valassis Communications, Inc.*                        3,941,854
    -----------------------------------------------------------------------
                                                                 14,260,099
    -----------------------------------------------------------------------
    Consumer Durables -- 2.0%
    154,980 Electronic Arts Inc.*                                10,516,943
     92,250 Lennar Corp.                                          4,891,095
     94,250 Mohawk Industries, Inc.*                              5,806,743
    -----------------------------------------------------------------------
                                                                 21,214,781
    -----------------------------------------------------------------------
    Consumer Non-Durables -- 5.5%
    298,550 Alberto-Culver Co., Class A Shares                   14,001,995
    187,450 Dean Foods Co.*                                       6,963,768
    103,635 Hain Celestial Group, Inc.*+                          1,413,581
    326,850 Hormel Foods Corp.                                    7,305,098
    590,400 International Flavors & Fragrances Inc.              19,495,008
     11,116 The J.M. Smucker Co.                                    434,969
    257,544 PepsiCo, Inc.                                         7,396,664
    -----------------------------------------------------------------------
                                                                 57,011,083
    -----------------------------------------------------------------------
    Consumer Services -- 7.8%
    179,000 Alliance Gaming Corp.*                                3,096,700
    172,250 The E.W. Scripps Co., Class A Shares                 13,655,980
    119,550 Entercom Communications Corp.*                        6,474,828
    615,835 Imax Corp.*                                           2,691,199
    281,100 Landry's Restaurants, Inc.+                           6,038,028
    203,850 Lin TV Corp., Class A Shares*                         4,973,940
    266,300 Outback Steakhouse, Inc.+                             9,453,650
    432,500 Royal Caribbean Cruises Ltd.                          9,376,600
    363,400 Univision Communications Inc., Class A Shares*       11,679,676
      8,110 The Washington Post Co.                               5,871,640
    178,718 Weight Watchers International, Inc.*                  8,086,989
    -----------------------------------------------------------------------
                                                                 81,399,230
    -----------------------------------------------------------------------
    Distribution Services -- 3.0%
    202,015 CDW Computer Centers, Inc.*                          10,296,705
    152,500 Patterson Dental Co.*                                 6,405,000
    230,700 Performance Food Group Co.*                           8,120,640
    125,600 W.W. Grainger, Inc.                                   6,754,768
    -----------------------------------------------------------------------
                                                                 31,577,113
    -----------------------------------------------------------------------
    Electronic Technology -- 8.2%
    144,600 Advanced Fibre Communications, Inc.*                  2,628,828
     95,150 Alliant Techsystems Inc.*                             5,613,850
    137,650 Amphenol Corp.*                                       6,104,777
    354,850 Exar Corp.*                                           4,999,836
     52,050 Imation Corp.*+                                       2,142,378
    411,400 Jabil Circuit, Inc.*                                  8,824,530

                      See Notes to Financial Statements.


     9 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           NOVEMBER 30, 2002



  SHARES                         SECURITY                           VALUE
 -----------------------------------------------------------------------------
 Electronic Technology -- 8.2% (continued)
   320,420 L-3 Communications Holdings, Inc.*+                  $   14,399,675
    82,890 Lexmark International, Inc.*                              5,482,345
 1,149,350 Lucent Technologies Inc.*                                 2,011,363
   298,350 Microchip Technology Inc.                                 8,580,546
   214,600 National Semiconductor Corp.*                             4,356,380
   697,100 Semtech Corp.*                                           10,512,268
   598,050 Teradyne, Inc.*                                           9,802,040
 -----------------------------------------------------------------------------
                                                                    85,458,816
 -----------------------------------------------------------------------------
 Energy -- 2.6%
   173,650 Murphy Oil Corp.                                         14,888,751
   210,380 Newfield Exploration Co.*                                 7,609,445
   243,100 Ocean Energy Inc.                                         4,580,004
 -----------------------------------------------------------------------------
                                                                    27,078,200
 -----------------------------------------------------------------------------
 Finance -- 19.0%
   440,647 Ambac Financial Group, Inc.++                            27,544,844
   522,350 Arthur J. Gallagher & Co.                                14,714,599
   565,250 Banknorth Group, Inc.                                    12,452,458
   309,900 Compass Bancshares, Inc.                                 10,009,770
   360,150 Doral Financial Corp.                                     9,706,042
   190,200 Independence Community Bank Corp.                         4,844,394
   411,230 IndyMac Bancorp, Inc.*                                    7,463,825
   510,300 Investors Financial Services Corp.                       17,850,294
   312,050 IPC Holdings, Ltd.                                        9,601,778
    49,150 iShares Nasdaq Biotechnology Index Fund                   2,746,502
   154,850 M&T Bank Corp.                                           12,493,298
   311,800 Mercantile Bankshares Corp.                              12,216,324
   642,600 National Commerce Financial Corp.                        16,020,018
   250,970 Nationwide Financial Services, Inc., Class A Shares+      7,416,164
   249,500 PartnerRe Ltd.                                           12,622,205
   219,311 The St. Joe Co.                                           6,546,433
    91,100 StanCorp Financial Group, Inc.                            4,825,567
   456,315 Waddell & Reed Financial, Inc., Class A Shares            9,386,400
 -----------------------------------------------------------------------------
                                                                   198,460,915
 -----------------------------------------------------------------------------
 Health Services -- 4.4%
   164,690 Anthem, Inc.*                                             9,757,882
   265,100 Lincare Holdings Inc.*                                    8,674,072
    62,850 Oxford Health Plans, Inc.*                                2,295,282
    70,700 Quest Diagnostics Inc.*                                   3,944,353
   192,500 Triad Hospitals, Inc.*                                    5,803,875
   343,850 Universal Health Services Inc., Class B Shares*          15,387,288
    15,687 WellChoice Inc.*                                            405,509
 -----------------------------------------------------------------------------
                                                                    46,268,261
 -----------------------------------------------------------------------------
 Health Technology -- 8.6%
   304,530 Alcon, Inc.*                                             12,759,807
   261,320 Cephalon, Inc.*                                          14,320,336
   138,350 DENTSPLY International Inc.                               4,641,642
   389,000 Gilead Sciences, Inc.*                                   15,357,720

                      See Notes to Financial Statements.


    10 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           NOVEMBER 30, 2002



       SHARES                   SECURITY                      VALUE
      -------------------------------------------------------------------
      Health Technology -- 8.6% (continued)
        175,500 IDEC Pharmaceuticals Corp.*                $    5,773,950
        284,700 St. Jude Medical, Inc.*                         9,913,254
        210,200 Teva Pharmaceutical Industries Ltd.            16,618,412
        261,071 Zimmer Holdings, Inc.*+                         9,826,712
      -------------------------------------------------------------------
                                                               89,211,833
      -------------------------------------------------------------------
      Industrial Services -- 5.4%
        259,990 Cooper Cameron Corp.*                          13,327,087
        152,645 Jacobs Engineering Group Inc.*                  5,542,540
        283,600 Nabors Industries, Ltd.*                       10,039,440
        274,850 Smith International, Inc.*                      9,344,900
        439,400 Weatherford International Ltd.*                17,725,396
      -------------------------------------------------------------------
                                                               55,979,363
      -------------------------------------------------------------------
      Process Industries -- 3.7%
        190,550 Air Products and Chemicals, Inc.                8,426,121
        145,980 Albemarle Corp.                                 4,547,277
        273,100 Ecolab Inc.                                    13,564,877
        229,625 Engelhard Corp.                                 5,566,110
        440,750 Smurfit-Stone Container Corp.*                  6,426,135
      -------------------------------------------------------------------
                                                               38,530,520
      -------------------------------------------------------------------
      Producer Manufacturing -- 4.1%
        209,750 AGCO Corp.*                                     5,063,365
        187,250 American Standard Cos. Inc.*                   13,946,380
        223,090 IDEX Corp.                                      7,573,905
        100,250 Lear Corp.*                                     3,678,173
        150,000 Navistar International Corp.*                   4,629,000
        173,400 Parker-Hannifin Corp.                           8,096,046
      -------------------------------------------------------------------
                                                               42,986,869
      -------------------------------------------------------------------
      Retail -- 4.9%
        131,150 Abercrombie & Fitch Co., Class A Shares*        3,261,701
        201,800 Barnes & Noble, Inc.*+                          4,776,606
        268,500 Bed Bath & Beyond Inc.*                         9,314,265
        252,075 Dollar Tree Stores, Inc.*                       7,398,401
        125,300 Federated Department Stores, Inc.*              4,094,804
        480,900 PETsMART, Inc.*                                 8,872,605
        233,900 Ross Stores, Inc.                              10,817,875
         55,200 Whole Foods Market, Inc.*                       2,933,880
      -------------------------------------------------------------------
                                                               51,470,137
      -------------------------------------------------------------------
      Technology -- 8.6%
        135,250 Affiliated Computer Services, Inc.*             6,762,500
        180,900 Amdocs Ltd.*                                    2,080,350
      1,368,350 BEA Systems, Inc.*                             15,105,216
        736,850 The BISYS Group, Inc.*                         14,943,318
        127,950 Business Objects S.A.*                          2,557,848
        161,970 Intuit Inc.*                                    8,736,662
        296,085 Mercury Interactive Corp.*                      9,912,926
        650,375 Network Associates, Inc.*                      11,869,344
        743,050 Quest Software, Inc.*                           9,674,511

                      See Notes to Financial Statements.


    11 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           NOVEMBER 30, 2002



   SHARES                                         SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------------------
Technology -- 8.6% (continued)
       79,900 Symantec Corp.*                                                                   $    3,494,027
      251,085 VERITAS Software Corp.*                                                                4,564,725
--------------------------------------------------------------------------------------------------------------
                                                                                                    89,701,427
--------------------------------------------------------------------------------------------------------------
Transportation -- 1.1%
      119,100 C.H. Robinson Worldwide, Inc.                                                          3,639,696
      238,700 Expeditors International of Washington, Inc.                                           7,984,515
--------------------------------------------------------------------------------------------------------------
                                                                                                    11,624,211
--------------------------------------------------------------------------------------------------------------
Utilities -- 4.3%
      328,650 KeySpan Corp.                                                                         11,598,058
      276,200 Mirant Corp.*                                                                            580,020
      195,400 NSTAR                                                                                  7,991,860
      467,250 Pepco Holdings, Inc.                                                                   9,359,017
      285,650 SCANA Corp.                                                                            8,595,209
      286,200 Wisconsin Energy Corp.                                                                 6,585,462
--------------------------------------------------------------------------------------------------------------
                                                                                                    44,709,626
--------------------------------------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost -- $917,613,585)                                                               986,942,484
--------------------------------------------------------------------------------------------------------------
    FACE
   AMOUNT                                         SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.4%
$  56,036,000 Morgan Stanley, 1.280% due 12/2/02; Proceeds at maturity -- $56,041,977;
                (Fully collateralized by U.S. Treasury Strips, 0.000% due 2/15/20 to 11/15/21;
                Market value -- $57,717,114) (Cost -- $56,036,000)                                  56,036,000
--------------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100%
              (Cost -- $973,649,585**)                                                         $ 1,042,978,484
--------------------------------------------------------------------------------------------------------------

 *Non-income producing security.
 +All or a portion of this security has been segregated for open futures contracts commitments.
 ++All or a portion of this security is segregated as collateral for futures contracts.
**Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


    12 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                           NOVEMBER 30, 2002


ASSETS:
   Investments, at value (Cost -- $973,649,585)                                    $1,042,978,484
   Cash                                                                                       290
   Receivable for securities sold                                                       3,015,877
   Receivable for Fund shares sold                                                      1,528,124
   Dividends and interest receivable                                                      506,060
-------------------------------------------------------------------------------------------------
   Total Assets                                                                     1,048,028,835
-------------------------------------------------------------------------------------------------
LIABILITIES:
   Management fee payable                                                                 614,653
   Payable for Fund shares purchased                                                      355,517
   Distribution fees payable                                                              152,927
   Payable to broker -- variation margin                                                   90,750
   Accrued expenses                                                                       275,676
-------------------------------------------------------------------------------------------------
   Total Liabilities                                                                    1,489,523
-------------------------------------------------------------------------------------------------
Total Net Assets                                                                   $1,046,539,312
-------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of shares of beneficial interest                                      $       64,560
   Capital paid in excess of par value                                              1,125,647,448
   Accumulated net realized loss from security transactions and futures contracts    (151,131,640)
   Net unrealized appreciation of investments and futures contracts                    71,958,944
-------------------------------------------------------------------------------------------------
Total Net Assets                                                                   $1,046,539,312
-------------------------------------------------------------------------------------------------
Shares Outstanding:
   Class 1                                                                                268,740
-------------------------------------------------------------------------------------------
   Class A                                                                             16,593,705
-------------------------------------------------------------------------------------------
   Class B                                                                             24,474,434
-------------------------------------------------------------------------------------------
   Class L                                                                             18,662,363
-------------------------------------------------------------------------------------------
   Class Y                                                                              4,560,433
-------------------------------------------------------------------------------------------
Net Asset Value:
   Class 1 (and redemption price)                                                          $16.60
-------------------------------------------------------------------------------------------
   Class A (and redemption price)                                                          $16.55
-------------------------------------------------------------------------------------------
   Class B *                                                                               $16.02
-------------------------------------------------------------------------------------------
   Class L **                                                                              $16.02
-------------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                          $16.79
-------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class 1 (net asset value plus 9.29% of net asset value per share)                       $18.14
-------------------------------------------------------------------------------------------
   Class A (net asset value plus 5.26% of net asset value per share)                       $17.42
-------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                       $16.18
-------------------------------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 2). **Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


    13 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

 STATEMENT OF OPERATIONS                    FOR THE YEAR ENDED NOVEMBER 30, 2002


INVESTMENT INCOME:
   Dividends                                                                    $   6,805,009
   Interest                                                                         2,023,494
   Less: Foreign withholding tax                                                      (31,677)
---------------------------------------------------------------------------------------------
   Total Investment Income                                                          8,796,826
---------------------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                                                          8,688,622
   Distribution fees (Note 2)                                                       8,391,297
   Shareholder servicing fees                                                       1,626,024
   Registration fees                                                                   97,074
   Custody                                                                             80,724
   Shareholder communications                                                          65,295
   Audit and legal                                                                     48,742
   Trustees' fees                                                                      40,235
   Other                                                                                3,817
---------------------------------------------------------------------------------------------
   Total Expenses                                                                  19,041,830
---------------------------------------------------------------------------------------------
Net Investment Loss                                                               (10,245,004)
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 6):
   Realized Loss From:
     Security transactions (excluding short-term securities)                      (96,692,985)
     Futures contracts                                                             (7,351,251)
---------------------------------------------------------------------------------------------
   Net Realized Loss                                                             (104,044,236)
---------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments and Futures Contracts:
     Beginning of year                                                            106,879,937
     End of year                                                                   71,958,944
---------------------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                                        (34,920,993)
---------------------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                                    (138,965,229)
---------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                          $(149,210,233)
---------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    14 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED NOVEMBER 30,



                                                                        2002            2001
--------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                             $  (10,245,004) $   (7,225,798)
   Net realized loss                                                 (104,044,236)    (45,712,327)
   Decrease in net unrealized appreciation                            (34,920,993)    (44,735,477)
-------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                            (149,210,233)    (97,673,602)
-------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                                   229,761,805     525,141,267
   Cost of shares reacquired                                         (244,412,869)   (388,977,650)
-------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share Transactions     (14,651,064)    136,163,617
-------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                    (163,861,297)     38,490,015

NET ASSETS:
   Beginning of year                                                1,210,400,609   1,171,910,594
-------------------------------------------------------------------------------------------------
   End of year                                                     $1,046,539,312  $1,210,400,609
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    15 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies
Smith Barney Mid Cap Core Fund ("Fund") is a separate diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and four other separate investment funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund and Smith Barney S&P 500 Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the bid price. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) direct expenses are charged to each class; investment advisory fees and general Fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At November 30, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, accumulated net investment loss amounting to $10,245,004 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Management Agreement and Other Transactions
Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended November 30, 2002, the Fund paid transfer agent fees of $1,068,211 to CTB.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. In addition, SSB and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended November 30, 2002, SSB and its affiliates received brokerage commissions of $113,864.


    16 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

There are maximum initial sales charges of 8.50%, 5.00% and 1.00% for Class 1, A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2002, SSB and its affiliates received sales charges of approximately $30,000, $1,819,000 and $466,000 on sales of the Fund's Class 1, A and L shares, respectively. In addition, for the year ended November 30, 2002, CDSCs paid to SSB and its affiliates were approximately:

                               Class A  Class B   Class L
---------------------------------------------------------
CDSCs                          $2,000  $1,214,000 $46,000
---------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended November 30, 2002, total Distribution Plan fees were as follows:

                               Class A   Class B    Class L
-------------------------------------------------------------
Distribution Plan Fees         $738,778 $4,350,592 $3,301,927
-------------------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

3. Investments
During the year ended November 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

----------------------------------------------------------------
Purchases                                          $909,987,836
----------------------------------------------------------------
Sales                                               918,269,264
----------------------------------------------------------------

At November 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

----------------------------------------------------------------
Gross unrealized appreciation                      $132,397,309
Gross unrealized depreciation                       (68,031,570)
----------------------------------------------------------------
Net unrealized appreciation                        $ 64,365,739
----------------------------------------------------------------

4. Repurchase Agreements
The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


    17 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

5. Lending of Portfolio Securities
The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At November 30, 2002, the Fund did not have any securities on loan.

6. Futures Contracts
Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At November 30, 2002, the Fund had the following open futures contracts:

                            # of                  Basis      Market    Unrealized
                          Contracts Expiration    Value      Value        Gain
---------------------------------------------------------------------------------
Purchased Contracts:
S&P MidCap 400               242      12/02    $51,668,705 $54,298,750 $2,630,045
--------------------------------------------------------------------------------

7. Option Contracts
Premiums paid when put or call options are purchased by the Fund represents investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At November 30, 2002, the Fund did not hold any purchased call or put option contracts.


    18 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended November 30, 2002, the Fund did not enter into any written covered call or put option contracts.

8. Capital Loss Carryforward
At November 30, 2002, the Fund had, for Federal income tax purposes, approximately $143,538,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on November 30 of the year indicated:

                                         2009         2010
                 ---------------------------------------------
                 Carryforward Amounts $28,924,000 $114,614,000
                 ---------------------------------------------

9. Income Tax Information and Distributions to Shareholders
At November 30, 2002, the tax basis components of distributable earnings were:

                  --------------------------------------------
                  Undistributed ordinary income            --
                  --------------------------------------------
                  Accumulated capital losses    $(143,538,439)
                  --------------------------------------------
                  Unrealized appreciation          64,365,739
                  --------------------------------------------

The difference between book basis and tax basis unrealized appreciation is attributable primarily to wash sale loss deferrals and gains on certain open futures contracts which are marked to market for tax purposes.


    19 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

10.Shares of Beneficial Interest
At November 30, 2002, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                 Year Ended                 Year Ended
                              November 30, 2002         November 30, 2001
                          ------------------------  -------------------------
                            Shares       Amount       Shares        Amount
  ----------------------------------------------------------------------------
  Class 1
  Shares sold                 82,873  $  1,490,931      78,992  $   1,572,184
  Shares reacquired          (43,246)     (758,864)    (27,750)      (555,005)
  ----------------------------------------------------------------------------
  Net Increase                39,627  $    732,067      51,242  $   1,017,179
  ----------------------------------------------------------------------------
  Class A
  Shares sold              4,188,152  $ 75,952,372  10,027,395  $ 202,984,836
  Shares reacquired       (3,793,130)  (66,143,620) (8,042,653)  (161,579,807)
  ----------------------------------------------------------------------------
  Net Increase               395,022  $  9,808,752   1,984,742  $  41,405,029
  ----------------------------------------------------------------------------
  Class B
  Shares sold              4,600,127  $ 81,050,262   6,290,074  $ 122,350,999
  Shares reacquired       (5,294,068)  (88,907,034) (4,500,156)   (84,458,110)
  ----------------------------------------------------------------------------
  Net Increase (Decrease)   (693,941) $ (7,856,772)  1,789,918  $  37,892,889
  ----------------------------------------------------------------------------
  Class L
  Shares sold              4,005,616  $ 71,084,923   6,183,459  $ 122,377,779
  Shares reacquired       (4,122,074)  (69,004,326) (3,028,239)   (56,321,819)
  ----------------------------------------------------------------------------
  Net Increase (Decrease)   (116,458) $  2,080,597   3,155,220  $  66,055,960
  ----------------------------------------------------------------------------
  Class Y
  Shares sold                  9,484  $    183,317   4,282,467  $  75,855,469
  Shares reacquired       (1,103,662)  (19,599,025) (4,797,653)   (86,062,909)
  ----------------------------------------------------------------------------
  Net Decrease            (1,094,178) $(19,415,708)   (515,186) $ (10,207,440)
  ----------------------------------------------------------------------------


    20 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

      Class 1 Shares                     2002/(1)/ 2001/(1)/ 2000/(1)(2)/
      -------------------------------------------------------------------
      Net Asset Value, Beginning of Year  $18.70    $19.91     $25.17
      -------------------------------------------------------------------
      Income (Loss) From Operations:
       Net investment income (loss)        (0.09)     0.03       0.04
       Net realized and unrealized loss    (2.01)    (1.24)     (3.97)
      -------------------------------------------------------------------
      Total Loss From Operations           (2.10)    (1.21)     (3.93)
      -------------------------------------------------------------------
      Less Distributions From:
       Net investment income                  --        --         --
       Net realized gains                     --        --      (1.33)
      -------------------------------------------------------------------
      Total Distributions                     --        --      (1.33)
      -------------------------------------------------------------------
      Net Asset Value, End of Year        $16.60    $18.70     $19.91
      -------------------------------------------------------------------
      Total Return                        (11.23)%   (6.08)%   (16.23)%++
      -------------------------------------------------------------------
      Net Assets, End of Year (000s)      $4,461    $4,284     $3,542
      -------------------------------------------------------------------
      Ratios to Average Net Assets:
       Expenses                             1.25%     0.89%      0.88%+
       Net investment income (loss)        (0.49)     0.15       0.72+
      -------------------------------------------------------------------
      Portfolio Turnover Rate                 87%       49%        69%
      -------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from September 12, 2000 (inception date) to November 30,
    2000.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.



    21 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class A Shares                           2002/(1)/   2001/(1)/  2000/(1)/ 1999/(1)/ 1998/(2)/
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $18.63     $19.89      $17.74    $13.63   $11.40
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)               (0.08)     (0.02)       0.07      0.04     0.02
 Net realized and unrealized gain (loss)    (2.00)     (1.24)       3.55      4.63     2.21
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (2.08)     (1.26)       3.62      4.67     2.23
----------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                         --         --          --     (0.01)      --
 Net realized gains                            --         --       (1.47)    (0.55)      --
----------------------------------------------------------------------------------------------
Total Distributions                            --         --       (1.47)    (0.56)      --
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $16.55     $18.63      $19.89    $17.74   $13.63
----------------------------------------------------------------------------------------------
Total Return                               (11.16)%    (6.33)%     19.59%    34.36%   19.56%++
----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $274,613   $301,707    $282,739  $130,534  $36,760
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    1.19%      1.16%       1.15%     1.16%    1.27%+
 Net investment income (loss)               (0.43)  (0.12)          0.31      0.21     0.78+
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        87%        49%         69%       61%      15%
----------------------------------------------------------------------------------------------

Class B Shares                           2002/(1)/   2001/(1)/  2000/(1)/ 1999/(1)/ 1998/(2)/
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $18.16     $19.54      $17.58    $13.60   $11.40
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)               (0.20)     (0.17)      (0.10)    (0.09)    0.00*
 Net realized and unrealized gain (loss)    (1.94)     (1.21)       3.53      4.62     2.20
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (2.14)     (1.38)       3.43      4.53     2.20
----------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                         --         --          --        --       --
 Net realized gains                            --         --       (1.47)    (0.55)      --
----------------------------------------------------------------------------------------------
Total Distributions                            --         --       (1.47)    (0.55)      --
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $16.02     $18.16      $19.54    $17.58   $13.60
----------------------------------------------------------------------------------------------
Total Return                               (11.78)%    (7.06)%     18.68%    33.43%   19.30%++
----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $391,990   $456,946    $456,844  $245,317  $69,153
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    1.91%      1.94%       1.90%     1.90%    2.01%+
 Net investment income (loss)               (1.15)     (0.89)      (0.44)    (0.54)    0.02+
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        87%        49%         69%       61%      15%
----------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from September 1, 1998 (inception date) to November 30, 1998.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.



    22 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class L Shares                           2002/(1)/  2001/(1)/  2000/(1)/  1999/(1)/    1998/(2)/
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $18.16     $19.54     $17.57     $13.60       $11.40
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)              (0.20)     (0.16)     (0.10)     (0.09)        0.00*
  Net realized and unrealized gain
   (loss)                                   (1.94)     (1.22)      3.54       4.61         2.20
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (2.14)     (1.38)      3.44       4.52         2.20
--------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        --         --         --         --           --
  Net realized gains                           --         --      (1.47)     (0.55)          --
--------------------------------------------------------------------------------------------------
Total Distributions                            --         --      (1.47)     (0.55)          --
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $16.02     $18.16     $19.54     $17.57       $13.60
--------------------------------------------------------------------------------------------------
Total Return                               (11.78)%    (7.06)%    18.75%     33.35%       19.30%++
--------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $298,914   $341,072   $305,297   $167,671      $45,045
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                   1.94%      1.90%      1.90%      1.90%        2.01%+
  Net investment income (loss)              (1.18)     (0.86)     (0.44)     (0.54)        0.03+
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        87%        49%        69%        61%          15%
--------------------------------------------------------------------------------------------------
Class Y Shares                           2002/(1)/  2001/(1)/  2000/(1)/ 1999/(1)(3)/
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $18.82     $20.02     $17.78     $13.65
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)              (0.00)*     0.05       0.14       0.08
  Net realized and unrealized gain
   (loss)                                   (2.03)     (1.25)      3.57       4.61
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (2.03)     (1.20)      3.71       4.69
--------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        --         --         --      (0.01)
  Net realized gains                           --         --      (1.47)     (0.55)
--------------------------------------------------------------------------------------------------
Total Distributions                            --         --      (1.47)     (0.56)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $16.79     $18.82     $20.02     $17.78
--------------------------------------------------------------------------------------------------
Total Return                               (10.79)%    (5.99)%    20.06%     34.49%++
--------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $76,561   $106,392   $123,489   $112,075
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                   0.77%      0.78%      0.82%      0.82%+
  Net investment income (loss)              (0.02)      0.28       0.63       0.50+
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        87%        49%        69%        61%
--------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from September 1, 1998 (inception date) to November 30, 1998.
(3) For the period from December 3, 1998 (inception date) to November 30, 1999.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

    23 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Trustees of
Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Mid Cap Core Fund ("Fund") of Smith Barney Investment Trust ("Trust") as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from September 1, 1998 (commencement of operations) to November 30, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from September 1, 1998 to November 30, 1998, in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ KPMG LLP

New York, New York
January 13, 2003


    24 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Trustees and Officers

The business and affairs of the Smith Barney Mid Cap Core Fund ("Fund") are managed under the direction of the Smith Barney Investment Trust's ("Trust") Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Fund's sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445).

                                                                                             Number of
                                                                                           Portfolios in
                                             Term of Office*          Principal            Fund Complex
                            Position(s) Held  and Length of      Occupation(s) During       Overseen by     Other Trusteeships
Name, Address, and Age         with Fund       Time Served           Past 5 Years             Trustee        Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:
Herbert Barg                    Trustee           Since      Retired                            44                 None
1460 Drayton Lane                                 1995
Wynnewood, PA 19096
Age 79

Dwight B. Crane                 Trustee           Since      Professor, Harvard Business        51                 None
Harvard Business School                           1995       School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 65

Burt N. Dorsett                 Trustee           Since      President of Dorsett McCabe        28                 None
201 East 62nd Street                              1991       Capital Management Inc.;
New York, NY 10021                                           Chief Investment Officer of
Age 72                                                       Leeb Capital Management, Inc.


Elliot S. Jaffe                 Trustee           Since      Chairman of the Board              28       Zweig Total Return Fund;
The Dress Barn Inc.                               1991       of The Dress Barn Inc.                      Zweig Fund, Inc.
Executive Office
30 Dunnigan Drive
Suffern, NY 10901
Age 76

Stephen E. Kaufman              Trustee           Since      Attorney                           62                 None
Stephen E. Kaufman PC                             1995
277 Park Avenue, 47th Floor
New York, NY 10172
Age 70

Joseph J. McCann                Trustee           Since      Retired                            28                 None
200 Oak Park Place                                1995
Pittsburgh, PA 15243
Age 72

Cornelius C. Rose, Jr.          Trustee           Since      Chief Executive Officer of         28                 None
Meadowbrook Village                               1991       Performance Learning
Building 1, Apt. 6                                           Systems
West Lebanon, NY 03784
Age 70


    25 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

                                                                                                Number of
                                                                                              Portfolios in
                                              Term of Office*           Principal             Fund Complex
                             Position(s) Held  and Length of       Occupation(s) During        Overseen by  Other Trusteeships
Name, Address, and Age          with Fund       Time Served            Past 5 Years              Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:

R. Jay Gerken**               Chairman,            Since      Managing Director of                 226             None
SSB                           President            2002       Salomon Smith Barney Inc.
399 Park Avenue, 4th Floor    and Chief                       ("SSB"); Chairman,
New York, NY 10022            Executive                       President and Chief
Age 51                        Officer                         Executive Officer of Smith
                                                              Barney Fund Management
                                                              LLC ("SBFM"), Travelers
                                                              Investment Adviser, Inc.
                                                              ("TIA") and Citi Fund
                                                              Management Inc.

OFFICERS:

Lewis E. Daidone              Senior Vice          Since      Managing Director of SSB;            N/A             N/A
SSB                           President and        2000       Chief Financial Officer and
125 Broad Street, 11th Floor  Chief                           Treasurer of mutual funds
New York, NY 10004            Administrative                  affiliated with Citigroup Inc.;
Age 45                        Officer                         Director and Senior Vice
                                                              President of SBFM and TIA

Richard L. Peteka             Chief                Since      Director of SSB; Director and        N/A             N/A
SSB                           Financial            2002       Head of Internal Control for
125 Broad Street, 11th Floor  Officer and                     Citigroup Asset Management
New York, NY 10004            Treasurer                       U.S. Mutual Fund Administration
Age 41                                                        from 1999-2002; Vice President,
                                                              Head of Mutual Fund
                                                              Administration and Treasurer
                                                              of Oppenheimer Capital
                                                              from 1996-1999

Lawrence B. Weissman, CFA     Vice President       Since      Managing Director of SSB;            N/A             N/A
SSB                           and                  1999       Investment Officer of SBFM
100 First Stamford Place      Investment
Stamford, CT 06902            Officer
Age 41

Susan Kempler                 Vice President       Since      Managing Director of SSB;            N/A             N/A
SSB                           and                  2001       Investment Officer of SBFM
399 Park Avenue               Investment
New York, NY 10022            Officer
Age 43

Kaprel Ozsolak                Controller           Since      Vice President of SSB                N/A             N/A
SSB                                                2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Christina T. Sydor            Secretary            Since      Managing Director of SSB;            N/A             N/A
SSB                                                1995       General Counsel and
300 First Stamford Place                                      Secretary of SBFM and TIA
Stamford, CT 06902
Age 51

--------
 * Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**Mr. Gerken is a Trustee who is an "interested person" of the Trust as defined in the Investment Company Act of 1940 because Mr. Gerken is an officer of SBFM and its affiliates.


    26 Smith Barney Mid Cap Core Fund | 2002 Annual Report to Shareholders

                                 SMITH BARNEY
                               MID CAP CORE FUND



           TRUSTEES                  INVESTMENT MANAGER
           Herbert Barg              Smith Barney Fund Management LLC
           Dwight B. Crane
           Burt N. Dorsett           DISTRIBUTORS
           R. Jay Gerken, Chairman   Salomon Smith Barney Inc.
           Elliot S. Jaffe           PFS Distributors, Inc.
           Stephen E. Kaufman
           Joseph J. McCann          CUSTODIAN
           Cornelius C. Rose, Jr.    State Street Bank and
                                       Trust Company
           OFFICERS
           R. Jay Gerken             TRANSFER AGENT
           President and             Citicorp Trust Bank, fsb.
           Chief Executive Officer   125 Broad Street, 11th Floor
                                     New York, New York 10004
           Lewis E. Daidone
           Senior Vice President     SUB-TRANSFER AGENTS
           and Chief                 PFPC Global Fund Services
           Administrative Officer    P.O. Box 9699
                                     Providence, Rhode Island
           Richard L. Peteka         02940-9699
           Chief Financial Officer
           and Treasurer             Primerica Shareholder Services
                                     P.O. Box 9662
           Lawrence B. Weissman, CFA Providence, Rhode Island
           Vice President and        02940-9662
           Investment Officer

           Susan Kempler
           Vice President and
           Investment Officer

           Kaprel Ozsolak
           Controller

           Christina T. Sydor
           Secretary

   Smith Barney Mid Cap Core Fund




 This report is submitted for the general information of shareholders of Smith Barney Investment Trust -- Smith Barney Mid Cap Core Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after February 28, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY MID CAP CORE FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


           SalomonSmithBarney
 ----------------------------
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01593 1/03                                                            03-4324